UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549 SCHEDULE 14A Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )
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☐ Soliciting Material Pursuant to §240.14a-12
Volcon, Inc. (Name of Registrant as Specified in its Charter) (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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3121 Eagles Nest St., Suite 120

Round Rock, Texas 78665

April __, 2024

Dear Stockholder:

On behalf of the Board of Directors (the “Board”) and management of Volcon, Inc. (the “Company”), you are cordially invited to attend the 2024 Annual Meeting of Stockholders of the Company (the “Annual Meeting”). The Annual Meeting will be held online at https://meetnow.global/MUXHGJK, on Friday, May 17, 2024, at 10:00 A.M., Central Time.

The attached Notice of the Annual Meeting (the “Notice”) and proxy statement (“Proxy Statement”) describe in greater detail all of the formal business that will be transacted at the Annual Meeting. There will not be a physical meeting. You will be able to attend the Annual Meeting online, vote your shares electronically, and submit your questions during the meeting by visiting: https://meetnow.global/MUXHGJK. Directors and officers of the Company will be available at the Annual Meeting to respond to any questions that you may have regarding the business to be transacted.

The Company’s Board has determined that each of the proposals that will be presented to the stockholders for their consideration at the Annual Meeting are in the best interests of the Company and its stockholders, and unanimously recommends and urges you to vote “FOR” each director nominee, “FOR” the approval of an amendment to the Company's amended and restated certificate of incorporation to grant our Board of Directors authority to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse stock split ratio of between 1-for-10 to 1-for-40 (or any whole number in between), as determined by the Board in its sole discretion, “FOR” the Nasdaq Proposal (as described in this Proxy Statement),  “FOR” ratification of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; “FOR” approval of a proposal to permit the adjournment of the meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposals. If any other business is properly presented at the Annual Meeting, the proxies will be voted in accordance with the recommendations of the Company’s Board.

We encourage you to attend the Annual Meeting online, but if you are unable to attend, it is important that you vote in advance via the Internet, by telephone, or sign, date and return the enclosed proxy card in the enclosed postage-paid envelope. Your cooperation is appreciated since one-third of the common stock must be represented, either in person or by proxy, to constitute a quorum for the transaction of business at the Annual Meeting.

On behalf of the Board and all of the employees of the Company, we thank you for your continued support.

Sincerely,

/s/ John Kim

John Kim

Chief Executive Officer

3121 Eagles Nest St, Suite 120

Round Rock, Texas 78665

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS

NOTICE IS HEREBY GIVEN that the 2024 Annual Meeting of Stockholders (the “Annual Meeting”) of Volcon, Inc. (the “Company”) will be held online at https://meetnow.global/ MUXHGJK, on Friday, May 17, 2024, at 10:00 A.M., Central Time, for the following purposes:

1.	Election of Directors: To elect the following four (4) director nominees to the Board of Directors to serve for a one-year term ending at the 2025 Annual Meeting of Stockholders or until their successor is duly elected and qualified:

•	Jonathan Foster	•	Christian Okonsky
•	John Kim	•	Karin-Joyce Tjon

2.	Approval of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to Effect a Reverse Stock Split of the Company’s Common Stock: To approve an amendment to the Company's amended and restated certificate of incorporation to grant our Board of Directors authority to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse stock split ratio of between 1-for-10 to 1-for-40 (or any whole number in between), as determined by the Board in its sole discretion, prior to the one-year anniversary of this Annual Meeting (the “Reverse Split Proposal”).

3.	Approval of the Nasdaq Proposal: For purposes of complying with Nasdaq Listing Rule 5635(d), to permit (i) the Company's issuance of all of the shares of Company common stock upon conversion of its Series A Convertible Preferred Stock, and (ii) the elimination of clause (i) of the definition of Floor Price (as defined in the Series A Convertible Preferred Stock Amended and Restated Certificate of Designation) (collectively, the “Nasdaq Proposal”).

4.	Ratification of the Appointment of Independent Auditors: To ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

5.

Adjournment Proposal. To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of one or more of the foregoing proposals (the “Adjournment Proposal”).

The Board of Directors (the “Board”) is not aware of any other business that will be presented for consideration at the Annual Meeting. If any other matters should be properly presented at the Annual Meeting or any adjournments or postponements of the Annual Meeting for action by stockholders, the persons named in the form of proxy will vote the proxy in accordance with their best judgment on that matter.

The Board recommends that you vote “FOR” each of the director nominees, “FOR” the approval of the Reverse Split Proposal, “FOR” the approval of the Nasdaq Proposal, “FOR” ratification of the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024, and “FOR” the Adjournment Proposal

Only stockholders of record as of the close of business on April 2, 2024 are entitled to receive notice of, to attend and to vote at the Annual Meeting. A complete list of these stockholders will be open for the examination of any stockholder of record at the Company’s principal executive offices located at 3121 Eagles Nest St, Suite 120, Round Rock, Texas 78665 for a period of ten days prior to the Annual Meeting If you are a beneficial owner as of that date, you will receive communications from your broker, bank or other nominee about the Annual Meeting and how to direct the vote of your shares, and you are welcome to attend the Annual Meeting online, all as described in more detail in the attached Proxy Statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to Be Held on Friday, May 17, 2024. The Proxy Statement, form of Proxy, and our 2023 Annual Report on Form 10-K for the year ended December 31, 2023, are available on the Internet at www.envisionreports.com/VLCN and on our corporate website at www.volcon.com under “Investors—SEC Filings.”

By Order of the Board of Directors,

/s/ Christian Okonsky

Chairman of the Board of Directors

April __, 2024

TABLE OF CONTENTS

Proxy Statement – General Information	1
Proposal 1: Election of Directors	7
Nominees for Election as Directors	7
Executive Officers Who Are Not Serving as Directors	9
Corporate Governance and Board Matters	9
Committees of the Board of Directors	12
Beneficial Ownership of Common Stock	15
Compensation of Non-Employee Directors	17
Executive Compensation	18
Certain Relationships and Related Party Transactions	24
Section 16(a) Reports	26
Proposal 2: Approval of Amendment to the Company’s Certificate of Incorporation to Effect a Reverse Stock Split of the Company’s Outstanding Common Stock	27
Proposal 3: Approval of the Nasdaq Proposal	34
Proposal 4: Ratification of the Appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024	36
Report of the Audit Committee	37
Proposal 5: Approval of the Adjournment Proposal	38
Annual Report to Stockholders	39
Stockholder Proposals and Director Nominations for the 202 Annual Meeting	39
Other Business	40
Stockholders Sharing the Same Address	40
Appendix A — Form of Certificate of Amendment of the Second Amended and Restated Certificate of Incorporation of Volcon, Inc. to effect a reverse stock split of the Company’s outstanding common stock	A-1

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Volcon, Inc.

3121 Eagles Nest St., Suite 120

Round Rock, Texas 78665

PROXY STATEMENT

GENERAL INFORMATION

For the 2024 Annual Meeting of Stockholders

To Be Held on Friday, May 17, 2024

Our Board of Directors is soliciting proxies to be voted at our 2024 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually on Friday, May 17, 2024, at 10:00 A.M., Central Time, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders (the “Notice”) and in this Proxy Statement. This Proxy Statement and the proxies solicited hereby are being first sent or delivered to stockholders of the Company on or about April 15, 2024.

As used in this Proxy Statement, the terms “Company,” “we,” “us,” “our” and “Volcon” refer to Volcon, Inc., and the terms “Board of Directors” and “Board” refers to the Board of Directors of the Company.

Questions and Answers about these Proxy Materials and the Annual Meeting

What information is contained in this Proxy Statement?

This information relates to the proposals to be voted on at the Annual Meeting, the voting process, and certain other required information.

Can I access the Company’s proxy materials and 2023 Annual Report electronically?

Yes. The Proxy Statement, form of Proxy and our 2023 Annual Report are available at www.envisionreports.com/VLCN. To view this material, you must have available the control number located on the proxy card or, if shares are held in the name of a broker, bank or other nominee, the voting instruction form.

What does it mean if I receive more than one set of proxy materials?

It means your shares are registered differently or are in more than one account. Please provide voting instructions for each account for which you have received a set of proxy materials.

Who is soliciting my vote pursuant to this Proxy Statement?

Our Board is soliciting your vote at the Annual Meeting. We have engaged Okapi Partners LLC. (“Okapi “), a proxy solicitation firm, at an approximate cost of $20,000, to solicit proxies on behalf of the Company. Okapi may solicit the return of proxies, either by mail, telephone, email or through personal contact. The cost of solicitation will be borne by us, including the fees of Okapi as well as the reimbursement of their expenses. Our directors and employees may also solicit proxies in person, by telephone, fax, electronic transmission or other means of communication. We will not pay these directors and employees any additional compensation for these services. We will ask banks, brokerage firms, and other institutions, nominees, and fiduciaries to forward these proxy materials to their principal, and to obtain authority to execute proxies, and will reimburse them for their expenses.

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Who is entitled to vote?

Only common stockholders and holders of our Series A Convertible Preferred Stock (the “Preferred Stock”) of record at the close of business on April 2, 2024 (the “Record Date”) will be entitled to vote, together as a single class (except where otherwise noted herein), at the Annual Meeting.

How many shares are eligible to be voted?

As of the Record Date, we had 20,648,955 shares of common stock and 19,880 shares of Preferred Stock (representing 3,093,213 shares of common stock eligible to be voted on an as-converted basis) outstanding. Each outstanding share of our common stock will entitle its holder to one vote on each of the four (4) director nominees to be elected and one (1) vote on each other matter to be voted on at the Annual Meeting. Each share of Preferred Stock will entitle its holder to vote with the common stock on an as-converted basis (subject conversion limitations), voting together as a single class.

What am I voting on?

You are voting on the following matters:

1.	Election of Directors: The election of four (4) director nominees to the Board to serve for a one-year term ending at the 2025 Annual Meeting of Stockholders or until their successor is duly elected and qualified. Our director nominees are:

•	Jonathan Foster	•	Christian Okonsky
•	John Kim	•	Karin-Joyce Tjon

2.	Approval of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to Effect a Reverse Stock Split of the Company’s Common Stock: To approve an amendment to the Company's amended and restated certificate of incorporation to grant our Board of Directors authority to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse stock split ratio of between 1-for-10 to 1-for-40 (or any whole number in between), as determined by the Board in its sole discretion, prior to the one-year anniversary of this Annual Meeting (the “Reverse Split Proposal”).

3.	Nasdaq Proposal: For purposes of complying with Nasdaq Listing Rule 5635(d), to permit (i) the Company's issuance of all of the shares of Company common stock upon conversion of its Series A Convertible Preferred Stock, and (ii) the elimination of clause (i) of the definition of Floor Price (as defined in the Series A Convertible Preferred Stock Amended and Restated Certificate of Designation) (collectively, the “Nasdaq Proposal”).

4.	Ratification of the Appointment of Independent Auditors: To ratify the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

5.	Adjournment Proposal. To approve an adjournment of the Annual Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of one or more of the foregoing proposals (the “Adjournment Proposal”).

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How does the Board recommend that I vote?

The Board unanimously recommends that you vote your shares as follows:

•	“FOR” each director nominee;

•	“FOR” the approval of the Reverse Stock Split Proposal;

•	“FOR” the approval of the Nasdaq Proposal;

•	“FOR” the ratification of the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024; and

•	“FOR” the approval of the Adjournment Proposal.

None of our directors have informed us in writing that he or she intends to oppose any action intended to be taken by us at the Annual Meeting.

How many votes are required to hold the Annual Meeting and what are the voting procedures?

Quorum Requirement: As of the Record Date, 20,648,955 shares of the Company’s common stock were issued and outstanding and 19,880 shares of Preferred Stock (representing 3,093,213 shares of common stock eligible to be voted on an as-converted basis). The holders of one-third in voting power of the issued and outstanding shares of common stock and Preferred Stock entitled to vote at the Annual Meeting, present or represented by proxy, constitutes a quorum for the purpose of adopting proposals at the Annual Meeting. If you submit a properly executed proxy, then you will be considered part of the quorum.

Required Votes: Each outstanding share of our common stock is entitled to one vote on each proposal at the Annual Meeting, and each share of Preferred Stock is entitled to vote with the common stock on an as-converted basis (subject to conversion limitations), voting together as a single class. If there is a quorum at the Annual Meeting, the matters to be voted upon by the stockholders require the following votes for such matter to be approved:

•	Election of Directors: Directors are elected by a plurality of the votes cast at the Annual Meeting. “Plurality” means that the nominees who receive the largest number of votes cast “FOR” are elected as directors. As a result, any shares not voted “FOR” a particular nominee (whether as a result of stockholder abstention or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. Votes of “WITHHOLD” and broker non-votes have no legal effect on the election of directors due to the fact that such elections are by a plurality. Abstentions will have no effect on the outcome of this proposal. Broker non-votes will have no effect on the outcome of this proposal.

•	Approval of the Reverse Split Proposal To approve the Reverse Split Proposal at the Annual Meeting the votes cast for the proposal must exceed the votes cast against the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

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•	Approval of the Nasdaq Proposal: The affirmative vote of the holders of at least the majority of the voting power of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting is required to approve the Nasdaq Proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

•	Ratification of the Appointment of Independent Auditors: The affirmative vote of the holders of at least the majority of the voting power of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting is necessary to ratify the appointment of MaloneBailey, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2024. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

•	Approval of the Adjournment Proposal: The affirmative vote of the holders of at least the majority of the voting power of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting is required to approve the Adjournment Proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

If a broker indicates on its proxy that it submits to the Company that it does not have authority to vote certain shares held in “street name,” the shares not voted are referred to as “broker non-votes.” Broker non-votes occur when brokers do not have discretionary voting authority to vote certain shares held in “street name” on particular proposals under the rules of the New York Stock Exchange, and the “beneficial owner” of those shares has not instructed the broker how to vote on those proposals. If you are a beneficial owner and you do not provide instructions to your broker, bank or other nominee, your broker, bank or other nominee is permitted to vote your shares for or against “routine” matters. Brokers are not permitted to exercise discretionary voting authority to vote your shares for or against “non-routine” matters.

How can I vote my shares in person and participate at the Annual Meeting?

This year’s Annual Meeting will be held entirely online. Stockholders may participate in the Annual Meeting by visiting the following website: www.meetnow.global/ MUXHGJK. To participate in the Annual Meeting, you will need the control number included on your proxy card or on the instructions that accompanied your proxy materials. Shares held in your name as the stockholder of record may be voted electronically during the Annual Meeting. Shares for which you are the beneficial owner but not the stockholder of record also may be voted electronically during the Annual Meeting in accordance with the instructions from your broker, bank or other nominee. However, even if you plan to attend the Annual Meeting online, the Company recommends that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

How can I vote my shares without attending the Annual Meeting?

If you are the stockholder of record, you may vote by one of the following four methods as instructed on the Notice of Internet Availability:

•	Online at the Annual Meeting;

•	Via the Internet;

•	By telephone; or

•	By mail.

If you elect to vote by mail and you requested and received a printed set of proxy materials, you may mark, sign, date and mail the proxy card you received from us in the return envelope. If you did not receive a printed proxy card and wish to vote by mail, you may do so by requesting a paper copy of the proxy materials (as described below), which will include a proxy card.

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Whichever method of voting you use, the proxies identified on the proxy card will vote the shares of which you are the stockholder of record in accordance with your instructions. If you submit a proxy card properly voted and returned through available channels without giving specific voting instructions, the proxies will vote the shares as recommended by our Board.

If you own your shares in “street name,” that is, through a brokerage account or in another nominee form, you must provide instructions to the broker or nominee as to how your shares should be voted. Your broker or nominee will usually provide you with the appropriate instruction forms at the time you receive the proxy materials. If you own your shares in this manner, you cannot vote in person at the Annual Meeting unless you receive a proxy to do so from the broker or the nominee.

How may I cast my vote over the Internet or by Telephone?

Voting over the Internet: If you are a stockholder of record, you may use the Internet to transmit your vote up until 11:59 P.M., Eastern Time, May 16, 2024 (the day before the Annual Meeting). Visit www.envisionreports.com/VLCN and have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

Voting by Telephone: If you are a stockholder of record, you may call 1-800-652-VOTE (8683), toll-free in the United States, U.S. territories and Canada, and use any touch-tone telephone to transmit your vote up until 11:59 P.M., Eastern Time, May 16, 2024 (the day before the Annual Meeting). Have your proxy card in hand when you call and then follow the instructions.

If you hold your shares in “street name,” that is through a broker, bank or other nominee, that institution will instruct you as to how your shares may be voted by proxy, including whether telephone or Internet voting options are available.

How may a stockholder nominate someone at the Annual Meeting to be a director or bring any other business before the Annual Meeting?

The Company’s Amended and Restated Bylaws (the “Bylaws”) require advance notice to the Company if a stockholder intends to attend an annual meeting of stockholders in person and to nominate someone for election as a director or to bring other business before the meeting. Such a notice may be made only by a stockholder of record within the time period established in the Bylaws and described in each year’s Proxy Statement. See the section titled “Stockholder Proposals and Director Nominations for the 2025 Annual Meeting” below for additional information.

How may I revoke or change my vote?

If you are the record owner of your shares, and you completed and submitted a proxy card, you may revoke your proxy at any time before it is voted at the Annual Meeting by:

•	submitting a new proxy card with a later date;

•	delivering written notice to our Corporate Secretary on or before 10:00 A.M. Central Time on May 17, 2024 (the Annual Meeting date and time), stating that you are revoking your proxy;

•	attending the Annual Meeting and voting your shares online; or

•	if you are a record owner of your shares and you submitted your proxy by telephone or via the Internet, you may change your vote or revoke your proxy with a later telephone or Internet proxy, as the case may be.

Please note that attendance at the Annual Meeting will not, in itself, constitute revocation of your proxy.

If you own your shares in “street name,” you may later revoke your voting instructions by informing the bank, broker or other holder of record in accordance with that entity’s procedures.

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Who is paying for the costs of this proxy solicitation?

The Company will bear the cost of preparing, printing and mailing the materials in connection with this solicitation of proxies. We have engaged Okapi Partners LLC. (“Okapi “), a proxy solicitation firm, at an approximate cost of $20,000, to solicit proxies on behalf of the Company. Okapi may solicit the return of proxies, either by mail, telephone, email or through personal contact. The cost of solicitation will be borne by us, including the fees of Okapi as well as the reimbursement of their expenses. Our directors and employees may also solicit proxies in person, by telephone, fax, electronic transmission or other means of communication. We will not pay these directors and employees any additional compensation for these services. We will ask banks, brokerage firms, and other institutions, nominees, and fiduciaries to forward these proxy materials to their principal, and to obtain authority to execute proxies, and will reimburse them for their expenses.

Are there any rights of appraisal?

The Board of Directors is not proposing any action for which the laws of the State of Delaware, our Second Amended and Restated Certificate of Incorporation or our Bylaws provide a right of a stockholder to obtain appraisal of or payment for such stockholder’s shares.

Who will count the votes?

The inspector of election appointed for the Annual Meeting will receive and tabulate the ballots and voting instruction forms. The Board has appointed Computershare to serve as the inspector of election.

Where do I find the voting results of the Annual Meeting?

The voting results will be disclosed in a Current Report on Form 8-K that we will file with the SEC within four (4) business days after the Annual Meeting.

How can I obtain the Company’s corporate governance information?

Our corporate governance information is available on our website at www.volcon.com under “Investors—Governance.” Our stockholders may also obtain written copies at no cost by writing to us at Volcon, Inc., 3121 Eagles Nest St., Suite 120, Round Rock, Texas 78665, Attention: Corporate Secretary, or by calling (512) 400-4271.

How do I request electronic or printed copies of this and future proxy materials?

You may request and consent to delivery of electronic or printed copies of this and future proxy statements, annual reports and other stockholder communications by:

•	visiting www.envisionreports.com/VLCN;

•	calling 1-866-641-4276, toll-free in the United States and Canada; or

•	sending an email to investorvote@computershare.com with “Proxy Materials Volcon, Inc.” in the subject line. Please include your full name and address.

When requesting copies of proxy materials and other stockholder communications, you should have available the control number located on the Notice of Internet Availability or proxy card or, if shares are held in the name of a broker, bank or other nominee, the voting instruction form.

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PROPOSAL 1: ELECTION OF DIRECTORS

Nominees for Election as Directors

Our Board has unanimously approved the nomination of John Kim, Jonathan Foster, Christian Okonsky and Karin-Joyce Tjon for election as directors to serve until the 2025 Annual Meeting of Stockholders and until their successors are elected and have qualified. Our Board currently has four (4) members. No current director has any family relationship with any executive officer or any of our other directors or director nominees.

Information about the principal occupations, business experience and qualifications of each of our director nominees is provided below under the heading “Qualifications of 2024 Director Nominees and Continuing Directors.”

Qualifications of 2024 Director Nominees and Continuing Directors

John Kim Age: 53 Director Since: 2021 Committees : None	Mr. Kim joined our Board in July 2021 and became our Chief Executive Officer and President on February 3, 2024. Mr. Kim served on our Audit Committee, Compensation Committee and our Nominating and Governance Committee until January 28, 2024, prior to his appointment as our CEO. Mr. Kim is a serial entrepreneur and product designer and is currently a private investor. Mr. Kim was the Chief Executive Officer and founder of Super73 Inc, one of the world’s leading electric bicycle companies from 2012 until 2019. In 2003, Mr. Kim founded U-Life, an internet enabled home appliance company in South Korea, which was acquired by LG in 2006. Before his career as an entrepreneur, Mr. Kim was the principal designer for Yahoo Search, a car designer at Honda, and a former U.S. Army paratrooper. Mr. Kim received a Master’s degree in Design from Stanford University in 2001. We believe that Mr. Kim’s experience in the electric bicycle industry and his extensive product design experience provide him with the qualifications to serve as a director.

Jonathan Foster Age: 60 Director Since: 2021 Committees: • Audit • Compensation (Chair) • Nominating and Governance	Mr. Foster joined our Board in June 2021. Mr. Foster has served as the Chief Financial Officer and Executive Vice President for Moleculin Biotech, Inc. since August 2016. Mr. Foster brings more than 36 years of financial experience holding a variety of executive and senior financial positions with public, private, start-up to large corporate and international companies. Mr. Foster has also served on the Board of Directors of Autonomix Medical, Inc. (AMIX), a medical device company listed on Nasdaq, since January 2022. From February 2012 to August 2016, Mr. Foster served as Chief Financial Officer and Executive Vice President of InfuSystem Holdings, Inc., a national provider of infusion pumps and related services to the healthcare industry. From May 2011 to January 2012, Mr. Foster served as a consultant to the Chief Financial Officer of LSG Sky Chefs, USA, Inc., a subsidiary of Deutsche Lufthansa AG. Mr. Foster served on the board of Financial Institutions for the State of South Carolina from 2006 to 2012 and from June 2018 until December 2021 when the company was acquired, Mr. Foster served on the board of directors of Soliton, Inc., a medical device company focused on developing new technology for use in aesthetics, where he was the chair of the Strategic Alternative, Audit Committee and Compensation Committee, and previously served as chair of the Nominating & Governance Committees. Prior to May 2011, Mr. Foster served in lead financial roles with a private manufacturer of hardware and in manufacturing divisions of Schlumberger, Ltd. He began his career with Deloitte in Charlotte and Atlanta. Mr. Foster is a Certified Public Accountant (South Carolina) and holds the designation of Chartered Global Management Accountant from the American Institute of Certified Public Accountants. He received his Bachelor of Science in Accounting from Clemson University in 1985. We believe that Mr. Foster’s public company experience as an executive officer and director and his extensive accounting experience provide him with the qualifications to serve as a director.

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Christian Okonsky Age: 59 Director Since: 2020 Committees: None	Mr. Okonsky co-founded Volcon in 2020 and has served as our Chairman of the Board (the “Chairman”) and Chief Technology Officer (“CTO”) (resigned as CTO effective February 1, 2024) since inception. Mr. Okonsky also serves as the Managing Partner of Sustainability Initiatives, an early-stage accelerator founded in 2016. Mr. Okonsky founded AYRO, Inc. in May 2016, and served as its Chairman of the Board from inception to listing on NASDAQ in May 2020. From 2020 to present, he also served as managing Partner of Twisted USA, LLC, an electric vehicle company developing on/off road four wheel vehicles. Mr. Okonsky currently holds over two-dozen U.S. and foreign patents. From 1992 until 1998, Mr. Okonsky worked as an engineer for Dell in its notebook division. He is a graduate of Texas A&M with a Bachelor’s degree in Industrial Engineering. We believe Mr. Okonsky’s history with our company and background provide him with the qualifications to serve as a director.

Karin-Joyce (“KJ”) Tjon Age: 62 Director Since: 2021 Committees: • Audit • Compensation (Chair) • Nominating and Governance	Ms. Tjon joined our Board in August 2021. Ms. Tjon has over twenty-five years of executive experience at both public and private companies. Ms. Tjon currently serves on the Board of Directors of Solidion Technology, Inc. (STI) (formerly Nubia Brand International Corp) which is listed on Nasdaq, and the board of NPH International, a charitable organization. Prior to Ms. Tjon’s retirement in 2020, from July 2018 until May 2020 she served as Chief Financial Officer for Alorica, Inc. a multi-billion dollar customer service provider with over 100,000 employees worldwide. From February 2017 until August 2017, Ms. Tjon was President and Chief Operating Officer for Scientific Games, Inc., responsible for their Gaming and Lottery divisions. From July 2014 until September 2016 Ms. Tjon served as the Executive Vice President and Chief Financial Officer for Epiq Systems, Inc. Her responsibilities included all areas of international corporate finance as well as SAP support and risk management. From August 2011 to May 2014, Ms. Tjon served as Chief Financial Officer at Hawker Beechcraft, Inc. Earlier in her career, Ms. Tjon was a Managing Director at Alvarez & Marsal where she worked on turnarounds as interim executive as well as supported various engagements for private equity clients. Ms. Tjon holds a Master of Business Administration from Columbia University’s Graduate School of Business and a Bachelor’s degree in specialized studies in Organizational Behavior from Ohio University. We believe that Ms. Tjon’s public company experience as an executive officer and her extensive finance and business operations experience provides her with the qualifications to serve as a director.

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Executive Officers Who are Not Serving as Directors

Below is information regarding each of our current executive officers who are not directors of the Company, including their title, age and brief biography describing each executive officer’s business experience. No executive officer has any family relationship with any other executive officer or any of our current directors or director nominees.

Name and Position	Age	Business Experience
Greg Endo, Chief Financial Officer and Executive Vice-President	58	Mr. Endo has served as our Chief Financial Officer (“CFO”) and Executive Vice-President since June 7, 2021. Prior to joining Volcon, Mr. Endo worked for over 26 years at Deloitte & Touche LLP. From August 2006 until his retirement in September 2020, Mr. Endo was an audit and advisory partner, advising public and private companies in the manufacturing, technology, and real estate industries. He has assisted clients with merger and acquisition transactions, equity and debt financings, IT implementations and business process design and controls. From January 2021 to May 2021, Mr. Endo served as a consultant providing audit-related services to Marcum LLP and Marcum Bernstein & Pinchuk LLP. Mr. Endo is a certified public accountant in Texas. Mr. Endo has a Bachelor’s degree in Business Administration and a Master’s degree in Professional Accounting, both from the University of Texas at Austin and is a U.S. Army and Texas National Guard veteran.

Corporate Governance and Board Matters

We are committed to sound corporate governance principles, which are essential to running our business efficiently and maintaining our integrity in the marketplace. Certain features of our corporate governance practices are provided below.

Director Qualifications

We believe that our directors should have the highest professional and personal ethics and values. They should have broad experience at the policy-making level in business, banking, real estate or technology. They should be committed to enhancing stockholder value and should have sufficient time to carry out their duties and to provide insight and practical wisdom based on experience. Their service on boards of other companies should be limited to a number that permits them, given their individual circumstances, to perform responsibly all director duties. Each director must represent the interests of all stockholders. When considering potential director candidates, our Board also considers the candidate’s character, judgment, diversity, skill set, specific business background and global or international experience in the context of our needs and those of the Board.

Director Independence

Pursuant to Rule 5605(b)(1) of the NASDAQ listing standards, a majority of the members of the Board must be “independent directors” as that term is defined by Nasdaq Rule 5605(a)(2). Effective upon Mr. Kim’s appointment as our chief executive officer and president on February 3, 2024, Mr. Kim no longer qualified as an independent board member, and was no longer eligible to serves as a member of our audit committee, compensation committee or nominating and governance committee. As such, our current board of directors does not have a majority of independent board members as required by Nasdaq Listing Rule 5605(b), and our audit committee no longer has three board members as required by Nasdaq Listing Rule 5605(c)(2). Pursuant to Nasdaq listing rules, we have until the earlier of our next annual shareholders meeting or one year from the occurrence of the event that caused the failure to comply with the foregoing requirements; provided, however, that if the annual shareholders meeting occurs no later than 180 days following the event that caused the vacancy, we shall instead have 180 days from such event to regain compliance. This Annual Meeting is scheduled to occur within 180 days following the event that caused the vacancy, and as such we have 180 days from February 3, 2024 to comply with the Nasdaq requirements. The Board is currently conducting a search for a third independent board member.

Our Board has evaluated the independence of its current members based upon the applicable SEC rules and NASDAQ director independence standards. Applying these standards, our Board has affirmatively determined that Mr. Foster and Ms. Tjon are “independent directors” under the applicable rules. We have determined that Messrs. Okonsky and Kim are not “independent directors” under the applicable rules.

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Board Diversity Matrix

The Board Diversity Matrix below presents the Board’s diversity statistics as required by applicable Nasdaq rules.

Board Diversity Matrix (as of April 2, 2024)
Total Number of Directors	4
Part I: Gender Identity	Female	Male
Directors	1	3
Part II: Demographic Background
Asian	–	1
White	–	2
Two or More Races or Ethnicities	1	–

Insider Trading Policy

Our Board has adopted an Insider Trading Policy that applies to all of our directors, executive officers, and employees. The policy attempts to establish standards that will avoid even the appearance of improper conduct on the part of insiders by requiring, among other things, that insiders maintain the confidentiality of information about the Company and to not engage in transactions in the Company’s securities while aware of material nonpublic information. Our Insider Trading Policy is available on our website at www.volcon.com under “Investors—Governance—Governance Documents.”

Hedging and Pledging Policy

We do not permit our directors and employees to enter into hedging and monetization transactions or to engage in short sale transactions in the Company’s securities. We believe that such transactions can mitigate or eliminate the economic risk of ownership and disincentivize such individuals from seeking to improve the Company’s performance and consequently impair their alignment with our stockholders’ interests.

We also do not permit our directors and executive officers to enter into pledging arrangements involving their shares of our common stock. We believe such arrangements present a risk that the individual could be pressured or forced to sell our stock to meet loan requirements, which we believe would be inconsistent with our belief in aligning their interests with long-term stockholder interests, and potentially could cause us reputational harm and violate internal policies regarding transacting in our stock when such person is aware of material nonpublic information or otherwise prohibited from trading in our common stock.

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Leadership Structure

Currently, the roles of the Chairman and CEO are filled by separate individuals. Since the Company began its operations in 2020, Mr. Okonsky has served as Chairman. From August 23, 2021 through February 3, 2024, Mr. Jordan Davis served as our CEO and Mr. John Kim currently serves as our CEO since February 3, 2024.

The Board believes that the separation of the offices of the Chairman and CEO is appropriate at this time because it allows our CEO to focus primarily on our business strategy, operations and corporate vision. The Board elects our Chairman and appoints our CEO, and each of these positions may be held by the same person or by different people. Although our Board does not have a policy regarding the separation of the roles of CEO and Chairman, we believe it is important that the Board retain flexibility to determine whether these roles should be separate or combined based upon the Board’s assessment of the Company’s needs and the Company’s leadership at a given point in time. The Board believes our company and our stockholders benefit from this flexibility, as our directors are well positioned to determine our leadership structure given their in-depth knowledge of our management team, our strategic goals, and the opportunities and challenges we face.

We believe that independent and effective oversight of the Company’s business and affairs is maintained through the composition of the Board, the leadership of our independent directors and Board committees and our governance structures and processes. The Board currently does not have a majority of independent directors and the Board is conducting a search for one more independent director. The Board’s Audit, Compensation and Nominating and Governance Committees are composed solely of independent directors.

Code of Ethics

We have adopted a written Code of Ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code provides fundamental ethical principles to which these individuals are expected to adhere and operate as a tool to help our directors, officers and employees understand the high ethical standards required for employment by, or association with, our Company. A copy of our Code of Ethics is available on our website at www.volcon.com under “Investors—Governance—Governance Documents”. We expect that any amendments to our Code of Ethics, or any waivers of its requirements, will be disclosed on our website, as well as by any other means required by NASDAQ rules.

Compensation Committee Interlocks and Insider Participation

During 2023 through February 3, 2024, none of the members of our Compensation Committee were officers or employees of the Company. When Mr. Kim became the CEO of the Company, he ceased to be a member of any committees of the Board. In addition, none of our executive officers serves or has served as a member of the Compensation Committee or other board committee performing equivalent functions of any entity that has one or more executive officers serving as one of our directors or on our Compensation Committee.

Risk Management and Oversight

Our Board oversees our risk management process, which is a company-wide approach to risk management that is carried out by our management. Our full Board determines the appropriate risk for us generally, assesses the specific risks faced by us, and reviews the steps taken by management to manage those risks. While our full Board maintains the ultimate oversight responsibility for the risk management process, its committees oversee risk within their specific area of concern. Pursuant to our Board’s instruction, management regularly reports on applicable risks, including cybersecurity risks, to the relevant committee or the full Board, as appropriate, with additional review or reporting on risks conducted as needed or as requested by our Board and its committees.

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Stockholder Communications and Annual Meeting Attendance

Stockholders may communicate with our Board by contacting the Corporate Secretary, Volcon, Inc., 3121 Eagles Nest St., Suite 120, Round Rock, Texas 78665. All communications will be forwarded directly to the Chairman for consideration.

The Board members are not required to attend our annual meetings of stockholders. However, all directors are encouraged to attend every annual meeting of stockholders as we believe that the annual meeting is an opportunity for stockholders to communicate directly with directors. All of our directors attended last year’s virtual annual meeting.

Committees of the Board of Directors

From the date of our initial public offering, our Board has had three (3) separately designated standing committees to assist with the discharge of its responsibilities. These committees include the Audit Committee, the Compensation Committee and the Nominating and Governance Committee. Our Board also may establish such other committees as it deems appropriate, in accordance with applicable law and regulations and our corporate governance documents. Each of these committees operates under a charter that was approved by our Board. The charters of each of the Audit Committee, Compensation Committee and Nominating and Governance Committee is available on our website at www.volcon.com under “Investors—Governance—Governance Documents.”

The names of the current members (chairs specifically noted) and highlights of some of the key oversight responsibilities of the Board committees are set forth below.

Audit Committee
Members: • Karin-Joyce Tjon (Chair) • Jonathan Foster

Key Oversight Responsibilities:

•    overseeing the compensation and work of and performance by our independent auditor and any other registered public accounting firm performing audit, review or attestation services for us;

•    engaging, retaining and terminating, if necessary, our independent auditor and determining the terms thereof;

•     assessing the qualifications, performance and independence of the independent auditor;

•    evaluating whether the provision of permitted non-audit services is compatible with maintaining the auditor’s independence;

•   reviewing and discussing the audit results, including any comments and recommendations of the independent auditor and the responses of management to such recommendations;

•   reviewing and discussing the annual and quarterly financial statements with management and the independent auditor;

•    reviewing the adequacy and effectiveness of internal controls and procedures;

•    establishing procedures regarding the receipt, retention and treatment of complaints received regarding the accounting, internal accounting controls, or auditing matters and conducting or authorizing investigations into any matters within the scope of the responsibility of the audit committee; and

•    reviewing transactions with related persons for potential conflict of interest situations.

Meetings in 2023: 4 Took actions through written consent in 2023: 1

✔ All members of the Audit Committee are independent

✔ All members of the Audit Committee are financially literate

✔ Ms. Tjon and Mr. Foster are considered an “audit committee financial expert” with accounting or related financial management expertise in accordance with the U.S. Securities and Exchange Commission’s (“SEC”) rules and regulations and NASDAQ rules

✔ Mr. Kim served on the Audit Committee until February 3, 2024, prior to his appointment as our CEO.

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Compensation Committee
Members: • Jonathan Foster (Chair) • Karin-Joyce Tjon

Key Oversight Responsibilities:

•   approving corporate goals and objectives for the CEO’s compensation plan, evaluate the CEO’s performance in light of these goals and objectives, and recommending to the Board for determination, the CEO’s compensation level based on this evaluation and the most recent stockholder advisory vote, if any, on executive compensation (“Say on Pay Vote”);

•     reviewing and recommending all elements and amounts of compensation for other executive officers, including any performance goals applicable to those executive officers and in light of the most recent Say on Pay Vote;

•    reviewing, approving and, when appropriate, recommending to the Board for approval, incentive compensation plans and equity-based plans, and where appropriate or required, recommending such plans for approval by the stockholders;

•     reviewing and recommending director compensation levels on the Board, including recommending any changes to the Board;

•     reviewing and recommending for approval the adoption, any amendment and termination of all cash and equity-based incentive compensation plans;

•    to the extent such disclosure is required by the Securities Exchange Act of 1934, as amended (the “Exchange Act”), causing to be prepared a committee report for inclusion in applicable SEC filings;

•     approving any employment agreements, severance agreements or change of control agreements that are entered into with the CEO and certain executive officers; and

•     reviewing and recommending the level and form of non-employee director compensation and benefits.

The Compensation Committee may invite such members of management to its meetings as it deems appropriate. However, the Compensation Committee generally meets without members of management present, and in all cases the Company’s CEO and any other such officers are not present at meetings at which their compensation or performance is discussed or determined.

Neither the Compensation Committee nor the Company engaged a compensation consultant during the 2023 fiscal year to advise on executive officer or director compensation.

Meetings in 2023: 2 Took actions through written consent in 2023: 4

✔ All members of the Compensation Committee are independent

✔ All members of the Compensation Committee qualify as “nonemployee” directors within the meaning of Rule 16b-3 under the Exchange Act.

✔ Mr. Kim served on the Compensation Committee until February 3, 2024, prior to his appointment as our CEO.

Nominating and Governance Committee
Members: • Karin-Joyce Tjon (Chair) • Jonathan Foster

Key Oversight Responsibilities:

•      recommending persons for election as directors by the stockholders;

•     recommending persons for appointment as directors to the extent necessary to fill any vacancies or newly created directorships;

•     reviewing annually the skills and characteristics required of directors and each incumbent director’s continued service on the Board;

•     reviewing any stockholder proposals and nominations for directors;

•     advising the Board on the appropriate structure and operations of the Board and its committees;

•     reviewing and recommending standing Board committee assignments;

•    developing and recommending to the Board corporate governance guidelines, a Code of Ethics and other corporate governance policies and programs and reviewing such guidelines, code and any other policies and programs at least annually;

•   making recommendations to the Board regarding corporate governance based upon developments, trends, and best practices; and

•    reviewing and considering stockholder recommendations for candidates for the Board.

Meetings in 2023: 1

✔ All members of the Nominating and Governance Committee are independent ✔ Mr. Kim served on the Nominating and Governance Committee until February 3, 2024, prior to his appointment as our CEO.

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Selecting and Nominating Director Candidates

In carrying out its functions, the Nominating and Governance Committee develops qualification criteria for all potential nominees for election, including incumbent directors, board nominees and stockholder nominees to be included in the Company’s future proxy statements. These criteria may include the following attributes:

•	adherence to high ethical standards and high standards of integrity;
•	sufficient educational background, professional experience, business experience, service on other boards of directors and other experience, qualifications, diversity of viewpoints, attributes and skills that will allow the candidate to serve effectively on the Board and the specific committee for which he or she is being considered;
•	evidence of leadership, sound professional judgment and professional acumen;
•	evidence the nominee is well recognized in the community and has a demonstrated record of service to the community;
•	a willingness to abide by any published code of conduct or ethics for the Company and to objectively appraise management performance;
•	the ability and willingness to devote sufficient time to carrying out the duties and responsibilities required of a director;
•	any related party transaction in which the candidate has or may have a material direct or indirect interest and in which we participate; and
•	the fit of the individual’s skills and personality with those of other directors and potential directors in building a Board of Directors that is effective, collegial and responsive to the needs of the Company and the interests of our stockholders.

The Nominating and Governance Committee also evaluates potential nominees for the Company’s Board to determine if they have any conflicts of interest that may interfere with their ability to serve as effective board members and to determine whether they are “independent” in accordance with applicable SEC and NASDAQ rules (to ensure that, at all times, at least a majority of our directors are independent). Although we do not have a separate diversity policy, the Nominating and Governance Committee considers the diversity of the Company’s directors and nominees in terms of knowledge, experience, skills, expertise and other factors that may contribute to the effectiveness of the Company’s Board.

Prior to nominating or, if applicable, recommending an existing director for re-election to the Company’s Board, the Nominating and Governance Committee considers and reviews the following attributes with respect to each sitting director:

•	attendance and performance at meetings of the Company’s Board and the committees on which such director serves;
•	length of service on the Company’s Board;
•	experience, skills and contributions that the sitting director brings to the Company’s Board;
•	independence and any conflicts of interest; and
•	any significant change in the director’s status, including with respect to the attributes considered for initial membership on the Company’s Board.

Board and Committee Meetings

Our Board held eighteen (18) meetings and took actions through written consent nineteen (19) times during fiscal year 2023.

In fiscal year 2023, each incumbent director attended at least 75% of the aggregate of (1) the total number of meetings of the Board (held during the period for which that person served as a director) and (2) the total number of meetings held by all committees of the Board on which that person served (held during the period served).

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BENEFICIAL OWNERSHIP OF SECURITIES

The following table sets forth information regarding the beneficial ownership of our common stock and Series A Convertible Preferred Stock as of April 2, 2024:

•	each person or group known by us to own beneficially more than five percent (5%) of the outstanding shares of common stock or Series A Convertible Preferred Stock;
•	each of our directors;
•	each of our NEOs (defined below); and
•	all of our directors and executive officers as a group.

We have determined beneficial ownership in accordance with the rules of the SEC. These rules generally provide that a person is the beneficial owner of securities if such person has or shares the power to vote or direct the voting of securities, or to dispose or direct the disposition of securities, or has the right to acquire such powers within 60 days through (i) the exercise of any option or warrant, (ii) the conversion of a security, (iii) the power to revoke a trust, discretionary account or similar arrangement or (iv) the automatic termination of a trust, discretionary account or similar arrangement. Except as otherwise indicated, we believe that the beneficial owners of common stock listed below, based on the information each of them has given to us, have sole investment and voting power with respect to their shares, except where community property laws may apply. Except as otherwise noted below, the address for each person or entity listed in the table is c/o Volcon, Inc., 3121 Eagles Nest St, Suite 120, Round Rock, Texas 78665.

Name	Number of Shares Beneficially Owned		Percent of Class Beneficially Owned
Directors, Director Nominees and NEOs
Christian Okonsky(1)	22,670		*
Jordan Davis (former CEO)(2)	1,369		*
Greg Endo(3)	864		*
Jonathan P. Foster(4)	784		*
John Kim(5)	728		*
Karin-Joyce Tjon(6)	757		*
Stephanie Davis (former COO)(7)	48		*
All Directors, Director Nominees and NEOs as a Group (7 Persons)(8)	$27,220		*

5% Stockholders
Empery Asset Management, LP(9)(10)	2,062,831	(9)(10)	9.99%	(9)(10)

_____________________

†	Percentages are based on 20,648,955 shares of our common stock outstanding on April 2, 2024.
*	Denotes less than 1%.
(1)	Consists of (i) a warrant to purchase 21,112 shares of common stock at an exercise price of $220.50 per share held by Pink Possum, LLC, for which Mr. Okonsky is the sole member and sole manager; and (ii) 1,558 shares of common stock held by Mr. Okonsky. Mr. Okonsky, directly and/or indirectly, possesses the sole power to vote and the sole power to direct the disposition of all securities of Volcon held by Pink Possum, LLC.
(2)	Consists of (i) 7 shares of common stock granted on March 1, 2022, (ii) 29 shares of common stock granted on February 6, 2023, and (iii) 1,333 stock options with an exercise price of $675.00 per share of which half vested on August 23, 2023 and half vested on August 23, 2022
(3)	Consists of (i) 5 shares of common stock granted on March 1, 2022, (ii) 15 shares of common stock granted on February 2, 2023, 28 shares of common stock received from the exercise of stock option on February 13, 2023, and (iv) 816 stock options with an exercise price of $225.00 per share of which half vested on June 7, 2023 and half vested on June 7, 2022.

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(4)	Consists of (i) 334 stock options with an exercise price of $225.00 per share that vested on May 19, 2022, and (ii) 450 stock options with an exercise price of $348.75 per share that vested on July 26, 2023.
(5)	Consists of 278 stock options with an exercise price of $225.00 per share that vested on July 19, 2022, and (ii) 450 stock options with an exercise price of $348.75 per share that vested on July 26, 2023.
(6)	Consists of 307 stock options with an exercise price of $675.00 per share that vested on August 24, 2022, and (ii) 450 stock options with an exercise price of $348.75 per share that vested on July 26, 2023.
(7)	Consists of (i) 29 shares of common stock granted on February 6, 2023, and (ii) 19 shares purchased in various transactions during 2022.
(8)	Includes warrants for Mr. Okonsky and vested options as noted above.
(9)	The Reporting Persons (defined below) have voting and dispositive power over 5,878,188 shares of common stock issuable upon exercise of warrants and 12,503,814 shares of common stock issuable upon conversion of Series A Convertible Preferred Stock of the Company. Pursuant to the terms of the warrants, the Reporting Persons cannot exercise the warrants to the extent the Reporting Persons would beneficially own, after any such exercise, more than 4.99% of the outstanding shares of common stock, and pursuant to the terms of the convertible notes, the Reporting Persons cannot exercise the convertible preferred stock to the extent the Reporting Persons would beneficially own, after any such conversion, more than 9.99% of the outstanding shares of common stock (together, the "Blockers"), and the percentage set forth above gives effect to the Blockers. Based on Schedule 13G dated January 11, 2024, Empery Asset Management, LP (the "Investment Manager"), serves as the investment manager with respect to the shares of common stock underlying the warrants and convertible notes held by funds to which the Investment Manager serves as investment manager (the "Empery Funds"). Each of Ryan M. Lane and Martin D. Hoe is a Managing Member of Empery AM GP, LLC (the "General Partner"), the general partner of the Investment Manager. The Investment Manager, which serves as the investment manager to the Empery Funds, may be deemed to be the beneficial owner of all shares of common stock underlying the warrants (subject to the Blockers) and convertible notes (subject to the Blockers) held by the Empery Funds. Each of Ryan M. Lane and Martin D. Hoe, as Managing Members of the General Partner of the Investment Manager with the power to exercise investment discretion, may be deemed to be the beneficial owner of all shares of common stock underlying the warrants (subject to the Blockers) and convertible notes (subject to the Blockers) held by, the Empery Funds. The foregoing should not be construed in and of itself as an admission by any Reporting Person as to beneficial ownership of shares of common stock owned by another Reporting Person. Each of the Empery Funds and Ryan M. Lane and Martin D. Hoe hereby disclaims any beneficial ownership of any such shares of common stock. Empery Asset Management, LP, Ryan M. Lane and Martin D. Hoe are collectively referred to herein as the “Reporting Persons”.
(10)	The 16,630 shares of Series A Convertible Preferred Stock deemed to be beneficially owned by the Reporting Persons represents 2,062,831 shares of common stock eligible to be voted on an as-converted basis and 83.7% of the outstanding Series A Convertible Preferred Stock. No directors or executive officers (including NEOs) beneficially own Series A Convertible Preferred Stock.

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Compensation of Non-Employee Directors

Our non-employee directors received cash compensation beginning in the third quarter of 2022 in addition to reimbursement for travel costs to attend meetings. Each non-employee director receives $25,000 for being a member of the board, and $5,000, $3,000 and $2,500 for being a member of the Audit Committee, Compensation Committee and Nominating Committee, respectively, unless they are the Chair of the committee, in which case they receive $10,000, $6,000 or $5,000, respectively. Payment of the cash compensation was made by the Company quarterly through the quarter ended June 30, 2023. Board compensation for 2024 includes an annual fee of $50,000 per member, paid quarterly, and equity-based compensation equal to $100,000 in the form of stock options or restricted stock units, subject to stockholder approval of an increase in the shares available for the Company’s 2021 Stock Plan (see below for description of the 2021 Stock Plan). In order to preserve cash, the Company suspended payment of the quarterly compensation but has accrued for the amounts due and expects to pay out these amounts following the next debt or equity financing the Company completes. The total amount accrued as of March 31, 2024 is $83,500.

In addition to the cash compensation noted above, in July 2023, each non-employee director received stock options which vest upon one (1) year of service as their compensation for being a Board member. The following table sets forth compensation paid or awarded to, or earned by, each of our directors (except for Mr. Okonsky and Mr. Davis, whose compensation is disclosed under “Executive Compensation—Summary Compensation Table” below) during 2023:

Name	Option Awards	Fees earned or paid in cash	Total
Jonathan Foster(1)	$95,209	$38,500	$133,709
John Kim(2)	$95,209	$35,500	$130,709
Karin-Joyce Tjon(3)	$95,209	$43,000	$138,209

_____________________

(1)	In July 2023, Mr. Foster was awarded 889 stock options, at an exercise price of $155.25 that vest over twelve months, all of which were outstanding as of December 31, 2023. The dollar amount included in the column Option Awards is the grant date fair value of the stock options under FASB ASC Topic 718. The aggregate number of stock awards and the aggregate number of option awards outstanding as of December 31, 2023 for Mr. Foster are 1,673.
(2)	In July 2023, Mr. Kim was awarded 889 stock options, at an exercise price of $155.25 that vest over twelve months, all of which were outstanding as of December 31, 2023. The dollar amount included in the column Option Awards is the grant date fair value of the stock options under FASB ASC Topic 718. The aggregate number of stock awards and the aggregate number of option awards outstanding as of December 31, 2023 for Mr. Kim are 1,617.
(3)	In July 2023, Ms. Tjon was awarded 889 stock options, at an exercise price of $155.25 that vest over twelve months, all of which were outstanding as of December 31, 2023. The dollar amount included in the column Option Awards is the grant date fair value of the stock options under FASB ASC Topic 718. The aggregate number of stock awards and the aggregate number of option awards outstanding as of December 31, 2023 for Ms. Tjon are 1,646.

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Executive Compensation

Our named executive officers named in the Summary Compensation Table (such executive officers are referred to herein as the “Named Executive Officers” or “NEOs”) for 2023 and 2022, which consist of (a) all individuals serving as our principal executive officer during the year, (b) the Company’s two other most highly compensated executive officers who were serving as executive officers at the end of the last completed fiscal year, and (c) to two additional individuals for whom disclosure would have been provided pursuant to the preceding clause (b) but for the fact that the individual was not serving as an executive officer of the Company at the end of the last completed fiscal year, are:

•	Jordan Davis, Former CEO;
•	Greg Endo, CFO;
•	Stephanie Davis, Former COO; and
•	Christian Okonsky, Former CTO

Summary Compensation Table

The following table presents summary information regarding the total compensation awarded to, earned by and paid to our NEOs for the years ended December 31, 2023 and 2022:

Name and Principal Position	Year	Salary ($)	Stock Awards ($)(1)	Option Awards ($)(2)	Nonequity incentive plan compensation ($)(3)	All other compensation ($)		Total ($)
Jordan Davis,	2023	291,250		166,643	–	–		457,893
Former CEO(4)	2022	271,493	13,585	–	173,084	–		458,162

Greg Endo,	2023	257,271	–	124,982	–	–		382,253
CFO	2022	234,410	14,720	–	177,267	29,115	(5)	455,512

Stephanie Davis,	2023	181,183	–	195,454	–	258,864(6)		635,502
Former COO	2022	225,660	10,703	993,653	63,000	9,000		1,302,016

Christian Okonsky	2023	170,000	–	–	–	–		170,000
Former CTO	2022	–	–	–	–	–		–

_____________________

(1)	Represents the grant date fair value of stock awards calculated in accordance with FASB ASC Topic 718. The amounts for 2022 for Mr. Davis, Mr. Endo and Ms. Davis include $10,792, $10,792 and $10,703, respectively, for stock awards granted in February 2023 related to the Company’s performance in 2022
(2)	Represents the full grant date fair value of the stock options calculated in accordance with FASB ASC Topic 718. These amounts do not necessarily correspond to the actual value that may be realized by the NEO. For a summary of the assumptions made in the valuation of the awards, please see Notes 10 and 9 to our financial statements included in Annual Report on Form 10-K for the respective year the options were granted.
(3)	The amounts for Mr. Davis, Mr. Endo and Ms. Davis include $$141,750, $141,113, and $63,000, respectively, for amounts paid in February 2023 related to the Company’s performance in 2022.
(4)	Jordan Davis resigned as the Company’s Chief Executive Officer effective February 2, 2024. John Kim was appointed the Company’s Chief Executive Officer and President effective February 3, 2024.
(5)	Includes a relocation allowance of $21,615 and a housing allowance of $7,500 paid in 2022 for Mr. Endo.
(6)

Ms. Davis’ employment agreement provides for a housing allowance of $1,500 per month for six months and relocation allowance of $33,864 when she relocated to the Austin, Texas area. The housing allowance was paid in 2022. The relocation allowance was paid in March 2023. In addition, Ms. Davis’ position was eliminated in October 2023 and in November 2023 she was paid $112,500 for six-months’ salary and $112,500 for her annual 2023 bonus in accordance with her employment agreement.

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Narrative Disclosure to Summary Compensation Table

General

We have compensated our NEOs through a combination of base salary, cash bonuses, equity awards and other benefits, including certain perquisites. Each of our NEOs has substantial responsibilities relating to our day-to-day operations.

Base Salary

The Compensation Committee reviews and approves base salaries of our NEOs. In setting the base salary of each NEO for the periods presented above, the Compensation Committee relied on market data. The Compensation Committee also may retain independent consultants as it deems appropriate. Salary levels are typically considered annually as part of our regularly scheduled performance review process and otherwise upon a promotion or other change in job responsibility.

Bonus

Our NEOs are also eligible to receive an annual bonus as a percentage of base salary based on our achievement of various metrics. Annual incentive awards are intended to recognize and reward those NEOs who contribute meaningfully to our performance for the corresponding year. Our Board has discretion to determine whether and in what amounts or form (cash or stock) any such bonuses will be paid in a given year.

Equity Awards

The stock option awards reflected in the table above were issued pursuant to the 2021 Stock Plan, which, as described more fully below, allows the Compensation Committee to establish the terms and conditions of the awards, subject to the plan terms. In January 2021, we adopted the 2021 Stock Plan, which permits either the Compensation Committee or our entire Board, for the period prior to the establishment of the Compensation Committee, to grant stock options. We believe these awards to our executive officers help align the interests of management and our stockholders and reward our executive officers for improved Company performance.

401(k) Retirement Plan

The Company participates in a 401(k) plan that allows all employees, including NEOs, to contribute part of their compensation, up to specified IRS limitations. To date the Company has not provided any matching contributions to the 401(k) plan.

Health and Welfare Benefits

Our NEOs are eligible to participate in the same benefit plans designed for all of our full-time employees, including health, dental, vision, and basic group life insurance coverage. The purpose of our employee benefit plans is to help us attract and retain quality employees, including executives, by offering benefit plans similar to those typically offered by our competitors.

Perquisites

We provide our NEOs with a limited number of perquisites that we believe are reasonable and consistent with our overall compensation program to enable us to attract and retain superior employees for key positions. The perquisites received by our NEOs in 2022 included housing and relocation allowances.

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Executive Agreements

We have entered into an employment agreement with our CEO, Jordan Davis, CFO, Greg Endo, COO, Stephanie Davis, and CTO and co-founder, Christian Okonsky.

Employment Agreement with Jordan Davis, former CEO

On August 5, 2021, we entered into an employment agreement with Jordan Davis pursuant to which Mr. Davis agreed to serve as our CEO commencing August 23, 2021 on an at-will basis. Mr. Davis resigned his position effective February 3, 2023.

The agreement provided for an initial annual base salary of $230,000 and for the first year of his employment Mr. Davis received $9,000 in living expenses and Mr. Davis received a moving allowance of $25,000. Mr. Davis' annual base salary was increased by the Compensation Committee in May 2022 to $300,000 effective June 1, 2022. Effective September 16, 2023 Mr. Davis voluntarily agreed to reduce his salary by 10%. Mr. Davis was eligible to receive an annual bonus of up to 75% of his annual base salary ($225,000 and $172,500 for 2022 and 2021, respectively) based on the achievement milestones approved by our Board. In February 2023, $141,750 was approved by the Compensation Committee based on the Company’s attainment of its 2022 goals and $31,334 was approved by the Compensation Committee based on the Company’s attainment of its 2021 goals and Mr. Davis’ 2021 employment service period. Pursuant to the employment agreement, Mr. Davis was granted a ten-year option to purchase 2,000 shares at an exercise price of $675.00 per share. The option vests in three (3) equal installments on each of the succeeding three (3) anniversary dates of the execution of the employment agreement, provided Mr. Davis is employed on such vesting date.

Employment Agreement with Greg Endo, CFO

Effective June 7, 2021, we entered into an employment agreement with Greg Endo pursuant to which Mr. Endo agreed to serve as our CFO commencing on such date. The employment agreement provides for an initial annual salary of $190,000, and for the first year of his employment Mr. Endo received $18,000 in living expenses. Mr. Endo received a moving allowance of $21,615 when he relocated to the Austin, Texas area in May 2022. Mr. Endo’s annual base salary was increased by the Compensation Committee in May 2022 to $265,000 effective June 1, 2022. Mr. Endo may receive an annual bonus of up to 75% of his annual base salary ($198,750 and $125,000 for 2022), provided that the final determination on the amount of the annual bonus, if any, will be made by the Compensation Committee, based on criteria established by the Compensation Committee. Effective September 13, 2023, Mr. Endo voluntarily agreed to reduce his salary by 10%. In February 2023, $141,113 was approved by the Compensation Committee based on the Company’s attainment of its 2022 goals and $36,154 was approved by the Compensation Committee based on the Company’s attainment of its 2021 goals and Mr. Endo’s 2021 employment service period.

Pursuant to the agreement, Mr. Endo was granted a ten-year option to purchase 1,390shares at an exercise price of $225.00 per share. The option vests in three (3) equal installments on each of the succeeding three (3) anniversary dates of the execution of the employment agreement, provided Mr. Endo is employed on such vesting date. In the event of a “change of control” (as defined in the employment agreement) prior to the final vesting of all of the options, all of the unvested options shall immediately vest; provided, however, in the event the acquiring party desires to replace the unvested options with a substitute grant of equal or greater value, such proposed substitution shall be submitted to the Compensation Committee, and the Compensation Committee shall decide whether to allow the unvested options to vest or whether to cancel the unvested options and replace them with the substitute grant proposed by the acquiring party.

If Mr. Endo’s employment is terminated at our election without “cause” (as defined in the employment agreement), Mr. Endo shall be entitled to receive severance payments equal to six months of Mr. Endo’s base salary and he shall also receive the prior year’s bonus, if not yet paid, payable at no less than the target. In addition, if Mr. Endo’s employment is terminated during a “covered period,” which is defined as the period commencing 30 days prior to a change in control and ending 12 months following a change in control, Mr. Endo shall be entitled to receive 12 months of severance, and an acceleration of the vesting of the option grant described in the prior paragraph.

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On January 30, 2024, Mr. Endo entered into a new employment agreement. The new employment agreement provides for an annual salary of $300,000. Mr. Endo agreed to voluntarily reduce his salary to $238,500 for the remainder of 2024. Mr. Endo may receive an annual bonus of 50% of his annual base salary ($150,000 for 2024), provided that the final determination on the amount of the annual bonus, if any, will be made by the Compensation Committee, based on criteria established by the Compensation Committee. Mr. Endo will be entitled to a bonus of 5% of the gross proceeds from any merger, sale or change of control transaction entered into by the Company for a period of up to six months after termination of employment, provided termination is not for cause as defined in the employment agreement.

Pursuant to the new agreement, Mr. Endo will also receive an annual option grant for a ten-year option to purchase a number of shares equal to 4% of the fully diluted number of shares of the Company’s common stock outstanding at the date of grant, subject to approval of an increase in the number of shares available for issuance under the 2021 Plan at the 2024 Annual Shareholders Meeting. For 2024, the options shall vest on the earlier of one year after issuance or on the date at least 90% of the Company’s convertible promissory notes outstanding as of January 30, 2023 are no longer outstanding. The options will have an exercise price equal to Company’s common stock closing price on the date of grant.

Employment Agreement with Stephanie Davis, former COO

Effective January 3, 2022, we entered into an employment agreement with Stephanie Davis pursuant to which Ms. Davis agreed to serve as our COO commencing on such date. The employment agreement provides for an initial annual salary of $225,000, and for the first year of her employment Ms. Davis received $9,000 in living expenses. Ms. Davis received a moving allowance of $33,864 when she relocated to the Austin, Texas area.  Ms. Davis may receive an annual bonus of up to 50% of her annual base salary ($112,500 for 2022), provided that the final determination on the amount of the annual bonus, if any, will be made by the Compensation Committee, based on criteria established by the Compensation Committee. In February 2023, $63,000 was approved by the Compensation Committee based on the Company’s attainment of its 2022 goals.

Pursuant to the agreement, Ms. Davis was granted a ten-year option to purchase 667 shares at an exercise price of $2,475.00 per share. The option vests in three (3) equal installments on each of the succeeding three (3) anniversary dates of the execution of the employment agreement, provided Ms. Davis is employed on such vesting dates.

Pursuant to the agreement, upon Ms. Davis’ employment being terminated at our election without “cause” (as defined in the employment agreement), Ms. Davis was entitled to receive severance payments equal to six months of Ms. Davis’ base salary and she was eligible to receive the prior year’s bonus, if not yet paid, payable at no less than the target.

Ms. Davis’ position was eliminated effective October 10, 2023 and her severance payments were paid in 2023 in accordance with her employment agreement.

Consulting Agreement with Christian Okonsky, Co-Founder and CTO

On August 28, 2020, we entered into a consulting agreement with Pink Possum, LLC (“Pink Possum”), an entity controlled by Mr. Okonsky, pursuant to which Mr. Okonsky provides us with services. In consideration for entering into the consulting agreement, we issued the entity a ten-year warrant to purchase our common stock at an exercise price of $0.90 per share. The number of shares of common stock issuable pursuant to the warrants was based on the number of shares of our common stock outstanding at the time of exercise and provided that Pink Possum would receive 18.75% of our shares of common stock outstanding at the time of exercise on a fully diluted basis. On March 26, 2021, Pink Possum entered into an amendment to the consulting agreements agreeing to exchange the original warrant for a new ten-year warrant to purchase 21,112 of common stock at an exercise price of $220.50.

In December 2022, the Company entered into an employment agreement with Mr. Okonsky and the consulting agreement with Pink Possum was terminated. The employment agreement provided for an initial annual salary of $170,000 beginning January 1, 2023.

On February 1, 2024, Mr. Okonsky resigned as CTO and on March 1, 2024 the Company entered into a consulting agreement with Mr. Okonsky that will pay him $5,000 per month. The agreement is cancelable with 30-days notice. Mr. Okonsky will also receive 1% of the gross proceeds from any merger, sale or change of control transaction entered into by the Company for a period of up to 6 months of termination of the consulting agreement provided Mr. Okonsky resigns prior to the consummation of such transaction. All remaining terms of the Pink Possum consulting agreement were terminated upon signing of this consulting agreement, except the warrants remain outstanding.

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2021 Stock Plan

The 2021 Stock Plan (the “Plan” or “2021 Plan”) was adopted by our Board in January 2021 and approved by our stockholders on March 24, 2021. The Compensation Committee, or our entire Board for the period prior to the establishment of our Compensation Committee, grants incentive awards to our eligible NEOs, directors, employees, and certain consultants under our 2021 Stock Plan in order to align the interests of our management team and employees with the interests of our stockholders and to create substantial incentives for the team to achieve our long-term goals. These awards enable us to provide competitive compensation to help in the recruitment of executives and employees and also, through vesting provisions, help to promote retention and long-term service of executives and key employees. During 2023, the Compensation Committee granted awards of stock options and common stock grants totaling 11,945 shares under the 2021 Stock Plan. Under the terms of outstanding awards, all unvested shares will lapse and be forfeited upon the termination of the participant’s employment with the Company.

Securities Authorized for Issuance Under Equity Compensation Plans

The 2021 Plan is a stock-based compensation plan that provides for discretionary grants of stock options, stock awards, stock unit awards and stock appreciation rights to key employees, non-employee directors and consultants.

The maximum number of shares of common stock that may be issued under the 2021 Plan is 31,112.

The following table summarizes information about the outstanding equity plan as of December 31, 2023.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities in Column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders	19,066	$407.97	8,329 (1)
Equity Compensation Plans Not Approved by Security Holders (2)(3)(4)(5)(6)(7)(8)	5,612,087	$7.04	–
Total	5,631,153	$8.40	8,329

______________________

(1)	Amount includes a reduction of 423 shares reserved for issuance as of December 31, 2023 but not issued for 2022 goals not achieved.
(2)	On August 28, 2020, we entered into a consulting agreement with Pink Possum, LLC (“Pink Possum”), an entity controlled by Mr. Okonsky, pursuant to which Mr. Okonsky provides us with services. In consideration for entering into the consulting agreements, we issued ten-year warrants to purchase our common stock at an exercise price of $0.90 per share. The number of shares of common stock issuable pursuant to the warrants was based on the number of shares of our common stock outstanding at the time of exercise and provided that Pink Possum would receive 18.75% of our shares of common stock outstanding at the time of exercise on a fully diluted basis. On March 26, 2021, Pink Possum entered into an amendment to the consulting agreement agreeing to exchange the original warrants for new ten-year warrants to purchase 21,112 shares of common stock at an exercise price of $220.50. In December 2022, the Company entered into an employment agreement with Mr. Okonsky and the consulting agreement with Pink Possum was canceled. However, the warrants remain in effect.

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(3)	As additional compensation to Aegis, upon consummation of our initial public offering, we issued to Aegis warrants to purchase 673 shares of common stock, at an exercise price of $1,548 per share (the “Underwriter Warrants”). The Underwriter Warrants became exercisable on the date that is six months from the commencement of the sales of our initial public offering and will expire four years and six months after such date in compliance with FINRA Rule 5110(g)(8)(A).
(4)	In connection with certain pre-IPO financings, we issued a foreign broker five-year warrants to purchase 8 shares of Series A preferred stock at $578.70 per share and 17 shares of Series B preferred stock at $855.00 per share (included in the Series B warrants were 104 to Aegis). Upon completion of an initial public offering of the Company’s common stock, such warrants converted to purchase shares of the Company’s common stock. In October 2021, upon completion of the Company’s initial public offering, warrants totaling 1,105 shares of common stock were exercised on a cashless basis, and the Company issued 757 shares of common stock for the exercise of these warrants.
(5)	As additional compensation to Aegis, upon consummation of our public offering on February 1, 2022, we issued to Aegis warrants to purchase 1,482 shares of common stock, at an exercise price of $843.75 per share (the “2022 Underwriter Warrants”). The 2022 Underwriter Warrants became exercisable on the date that is six months from the commencement of the sales of our public offering and will expire four years and six months after such date in compliance with FINRA Rule 5110(g)(8)(A).
(6)	As additional compensation to Aegis, upon consummation of the Convertible Notes offering, we issued to Aegis warrants to purchase 2,684 shares of common stock, at an exercise price of $801.563 per share (the “Underwriter Note Warrants”). The Underwriter Note Warrants will be exercisable from the date that is six months from the commencement of the sales in offering and will expire four years and six months after such date in compliance with FINRA Rule 5110(g)(8)(A).
(7)	As additional compensation to Aegis, upon consummation of upon consummation of our public offering on September 15, 2023, we issued to Aegis warrants to purchase 1,245 shares of common stock, at an exercise price of $140.625 per share (the “Underwriter Note Warrants”). The Underwriter Note Warrants will be exercisable from the date that is six months from the commencement of the sales in offering and will expire four years and six months after such date in compliance with FINRA Rule 5110(g)(8)(A).
(8)	As part of an amendment to the design, development and manufacturing agreements with GLV Ventures, we issued warrants to purchase 8,889 shares of common stock at an exercise price of $94.50 per share. Half of the warrants were exercisable upon issuance and the remaining half were exercisable 45 days from issuance.

Recoupment Policy

We adopted the Volcon, Inc. Dodd-Frank Restatement Recoupment Policy effective as of October 2, 2023. In the event that we are required to prepare a financial restatement, the Committee will recoup all erroneously awarded incentive-based compensation calculated on a pre-tax basis received after October 2, 2023, by a person (i) after beginning service as an executive officer, (ii) who served as an executive officer at any time during the performance period for that incentive-based compensation, and (iii) during the three completed fiscal years immediately preceding the date that the Company is required to prepare a Restatement, and any transition period (that results from a change in the Company’s fiscal year) of less than nine months within or immediately following those three completed fiscal years. “clawback” or recoupment policy in our executive compensation program contributes to creating and maintaining a culture that emphasizes integrity and accountability and reinforces the performance-based principles underlying our executive compensation program.

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Outstanding Equity Awards

The following table sets forth certain information concerning our outstanding options for our NEOs on December 31, 2023:

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)	Option Expiration Date
Jordan Davis(2)	1,333	667	$675.00	8/23/2031
	—	1,556	$155.25	7/12/2033
Greg Endo	816	574	$225.00	6/7/2031
	—	1,167	$155.25	7/12/2033
Stephanie Davis(3)	223	—	—	—
Christian Okonsky(1)	—	—	—	—

_____________________

(1)	Does not include a warrant issuable pursuant to a consulting agreement with an entity controlled by Mr. Okonsky. See “—Narrative Disclosure to Summary Compensation Table—Consulting Agreement with Christian Okonsky, Co-Founder and CTO” for additional information.
(2)	Mr. Davis resigned effective February 3, 2024, and all unexercisable options were canceled on this date. Mr. Davis’ vested options are available for exercise until May 3, 2024.
(3)	Ms. Davis’ position was eliminated on October 10, 2023 and all unexercisable options were canceled on this date. Ms. Davis’ vested options were available for exercise until January 8, 2024, and no options were exercised therefore all were canceled.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

In addition to the compensation arrangements with directors and executive officers described in the section titled “Executive Compensation” above, the following is a description of transactions since January 1, 2022 to which we have been a party in which the amount involved exceeded or will exceed $120,000, and in which any of our directors (including nominees for election as directors), executive officers or beneficial holders of five percent (5%) or more of our capital stock, or their respective immediate family members or entities affiliated with them, had or will have a direct or indirect material interest.

Policies and Procedures Regarding Related Party Transactions

Our Audit Committee charter requires that our Audit Committee review and approve in advance any related party transaction. This covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships in which we were or are to be a participant (whether or not we are a direct party to the transaction), where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest, including, without limitation, purchases of goods or services by or from the related person or entities in which the related person has a material interest, indebtedness, guarantees of indebtedness and employment by us of a related person. All of the transactions described in this section occurred prior to the creation of our Audit Committee and the adoption of this policy, and, as such, they were not conducted on an arms’ length basis. Our related parties include our directors (including nominees for election as directors), executive officers, beneficial owners of five percent (5%) or more of our voting securities and immediate family members of any of the foregoing or any entity that any of them controls or in which any of them has a substantial beneficial ownership interest.

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Liberty Hill Lease

In November 2020, the Company entered into an operating lease with an entity controlled by the Company’s two founders for its planned future headquarters and production facility in Liberty Hill, Texas. The lease had a lease term of 5 years, and monthly payments ranging from approximately $15,000 per month to $17,000 per month over the lease term and gave the Company access to the land for use in testing its vehicles prior to the construction of any facilities. In February 2021, the Company entered into an amendment of the lease related to its future headquarters to expand the leased premises. The Company paid an additional security deposit of $139,230 and additional prepaid rent of $315,588. The total minimum lease payments under the amended lease totaled approximately $3,930,170.

In October 2021, the Company began discussions for an additional amendment to the lease, in anticipation of manufacturing the Stag at this location, which would have resulted in the monthly payment increasing to $100,000 for the first year of the lease and increasing annually throughout the term of the lease to $107,000 in the final year. Monthly payments for the initial lease and the amended agreement would have begun at the time a certificate of occupancy was received by the landlord.

The Company evaluated the cost of this facility in relation to other lower cost options, including having a third-party manufacturer the Stag, and determined that it would be in the best interest of the Company to terminate this lease. On April 27, 2022, the Company informed the landlord that it would be terminating the lease. On May 27, 2022, the landlord notified the Company that the landlord would refund $85,756 of the prepaid rent and security deposit balance of $601,818 paid by the Company. This refund would be paid to the Company once the landlord has sold the land and the landlord will release the Company from any remaining obligations under the lease and amendments. The unrefunded portion of the prepaid rent and security deposit relates to some survey, architecture and construction design costs that were incurred by the landlord prior to the Company terminating the lease. The Company has recognized a loss on the termination of this lease of $85,756 and $247,525 for the years ended December 31, 2023 and 2022, respectively (see Note 8 to the Company’s 2023 financial statements).

Total amortization expense for the right-of-use asset recorded for the initial lease for the year ended December 31, 2022 was $61,709.

Sustainability Initiatives, LLC

In June 2021, the Company entered into an agreement with a company controlled by the Company’s Chairman and co-founder to lease office space for $2,000 per month for a period of one year. In May 2022, the Company informed Mr. Okonsky that it will terminate this lease effective September 1, 2022. Total expense recorded for this lease for the year ended December 31, 2022 was $16,000.

Pink Possum, LLC and Highbridge Consultants, LLC

On August 28, 2020, we entered into consulting agreements with Pink Possum, an entity controlled by Mr. Okonsky, and Highbridge, an entity controlled by Mr. James, pursuant to which Messrs. Okonsky and James provide us with services. In consideration for entering into the consulting agreements, we issued the two entities ten-year warrants to purchase our common stock at an exercise price of $0.90 per share. The number of shares of common stock issuable pursuant to the warrants was based on the number of shares of our common stock outstanding at the time of exercise and provided that Pink Possum and Highbridge would receive 18.75% and 25%, respectively, of our shares of common stock outstanding at the time of exercise on a fully diluted basis. On March 26, 2021 and March 25, 2021, respectively, Pink Possum and Highbridge entered into amendments to the consulting agreements agreeing to exchange the original warrants for new ten-year warrants to purchase 21,112 and 27,778 shares, respectively, of common stock at an exercise price of $220.50. During the quarter ended March 31, 2021, we recognized compensation expenses of $5.6 million and $7.4 million for the warrants issued to Pink Possum and Highbridge, respectively. On December 20, 2021, Highbridge exercised all of its warrants on a cashless basis and the Company issued 24,479 shares of common stock to Highbridge.

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In addition, pursuant to the consulting agreements, upon the occurrence of a Fundamental Transaction (as defined below) for an aggregate gross sales price of $100.0 million or more, each entity will receive a cash payment equal to 1% of such gross sales price. For the purposes of the consulting agreements, “Fundamental Transaction” means any of the following: (i) a consolidation or merger involving the Company if the holders of the voting securities of the Company that are outstanding immediately prior to the consummation of such consolidation or merger do not, immediately after the consummation of such consolidation or merger, hold voting securities that collectively possess at least a majority of the voting power of all the outstanding securities of the surviving entity of such consolidation or merger or such surviving entity’s parent entity; (ii) a transfer or issuance (in a single transaction or series of related transactions) by one or more of the Company and its stockholders to one person or to any group of persons acting in concert, of shares of the Company’s capital stock then collectively possessing 50% or more of the voting power of all then outstanding shares of the Company’s capital stock (computed on an as-converted to common stock basis); or (iii) any sale, license, lease, assignment or other disposition of all or substantially all of the assets of the Company. Furthermore, commencing upon the completion of our initial public offering of the shares of our common stock, if our market capitalization exceeds $300.0 million for a period of 21 consecutive trading days, each of the entities will receive an additional cash payment equal to $15.0 million; provided that we will have the right, in our sole discretion, to make the foregoing $15.0 million payment by the issuance of shares of our common stock. The foregoing amounts will be payable to the entities if the above milestones occur any time prior to the ten-year anniversary of original consulting agreements, or August 28, 2030.

In December 2022, the Company entered into an employment agreement with Mr. Okonsky and the consulting agreement with Pink Possum was terminated. However, the warrants to Pink Possum, and the provisions for a Fundamental Transaction and the market capitalization thresholds and related payments owed to Pink Possum if these were to occur remain in effect subsequent to the employment agreement.

On March 1, 2024, the Company entered into a consulting agreement with Mr. Okonsky and the remaining provisions of the Pink Possum consulting agreement were terminated.

Round Rock Sublease

We subleased one of our Round Rock, Texas, facilities from a company owned by our former Chief Operating Officer, Bruce Riggs, and his spouse. The lease was on a month-to-month basis and required us to make a monthly payment of $11,500, which included trash service. The lease was cancelable with 90-days’ notice. In January 2022, the Company entered into a lease assignment with the ultimate landlord of the facility and beginning February 2022, the sublease is no longer effective.

Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers and persons who own more than 10% of the outstanding shares of common stock to file reports with the SEC disclosing their ownership of common stock at the time they become subject to Section 16(a) and changes in such ownership that occur during the year. Based solely on a review of copies of such reports furnished to us, or on written representations that no reports were required, we believe that all directors, executive officers and holders of more than 10% of the common stock complied in a timely manner with the filing requirements applicable to them with respect to transactions during the year ended December 31, 2023.

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PROPOSAL 2: APPROVAL OF AMENDMENT TO THE COMPANY’S SECOND AMENDED AND RESTATED

CERTIFICATE OF INCORPORATION TO EFFECT A REVERSE STOCK SPLIT OF THE COMPANY’S
COMMON STOCK

General

The Board has unanimously approved and stockholders are being asked to approve the reverse split amendment to the Company’s Certificate of Incorporation in substantially the form attached hereto as Appendix A (the “Reverse Split Amendment") to effect a reverse stock split of the outstanding shares of the Company’s common stock, at a reverse stock split ratio of between 1-for-10 to 1-for-40 (or any whole number in between), as determined by the Board in its sole discretion, prior to the one-year anniversary of this Annual Meeting. If stockholders approve and adopt the proposed Reverse Split Amendment to effect the reverse stock split, the Board will have the authority, but not the obligation, in its sole discretion, and without further action on the part of the stockholders, to select one of the approved reverse stock split ratios and effect the approved reverse stock split. The reverse stock split will become effective on the date of the filing of the proposed amendment with the Secretary of State of the State of Delaware (the “Effective Date”). Notwithstanding any approval of the proposed Reverse Split Amendment by our stockholders, the Board may, at its sole discretion, abandon the proposed Reverse Split Amendment and determine prior to the Effective Date not to effect any reverse stock split, as permitted under Section 242(c) of the General Corporation Law of the State of Delaware.

If implemented, the reverse stock split will be realized simultaneously for all outstanding common stock and the ratio determined by our Board will be the same for all outstanding shares of common stock. The reverse stock split will affect all holders of shares of our common stock uniformly and each stockholder will hold the same percentage of our common stock outstanding immediately following the reverse stock split as that stockholder held immediately prior to the reverse stock split, except for adjustments that may result from the treatment of fractional shares as described below. The proposed Reverse Split Amendment will not reduce the number of authorized shares of common stock (which will remain at 250,000,000) or preferred stock (which will remain at 5,000,000) or change the par values of our common stock (which will remain at $0.00001 per share) or preferred stock (which will remain at $0.00001 per share).

Background

The Board believes that by reducing the number of shares of common stock outstanding through the reverse stock split and thereby proportionately increasing the per share price of the Company’s common stock, the Company’s common stock may be more appealing to institutional investors and institutional funds. The Board also believes that the stockholders also may benefit from a higher priced stock because of improved liquidity as a result of an increased interest from institutional investors and investments funds and lower trading costs.

The Board believes that stockholder approval of multiple reverse stock split ratios (rather than a single reverse stock split ratio) provides the Board with maximum flexibility to achieve the purposes of the reverse stock split. If the stockholders approve this Proposal 2, the reverse stock split will be effected, if at all, only upon determination by the Board that the reverse stock split is in the Company’s and its stockholders’ best interests at that time. In connection with any determination to effect the reverse stock split, the Board will set the time for such a split and select the specific ratio from the proposed reverse stock split ratios included in this Proposal 2. These determinations will be made by the Board with the intention to create the greatest marketability for the Company’s common stock based upon prevailing market conditions at that time.

The Board reserves its right to elect not to proceed, and abandon, the reverse stock split if it determines, in its sole discretion, that this proposal is no longer in the best interests of the Company’s stockholders.

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Purpose of the Reverse Stock Split

The Company’s common stock currently trades on the NASDAQ Stock Market (“Nasdaq”) under the symbol “VLCN”. During 20223, the Company was notified by the Nasdaq Listing Qualifications Department (the “Staff”) that due to the low price of its common stock, the Staff had determined to delist the Company’s common stock from The Nasdaq Capital Market. The Company submitted a hearing request to Nasdaq’s Hearings Department, which stayed the suspension of the Company’s common stock. The Company’s hearing was held on March 26, 2024. On April 2, 2024, the Company received notification from the Nasdaq Hearings Panel that it has granted an extension until June 24, 2024, to demonstrate compliance with Nasdaq Listing Rules, including the rule requiring the minimum bid price be at least $1.00. Currently, the trading price of the Company’s common stock is substantially below the minimum price. The Company believes that approval of this Proposal 2 would significantly reduce the Company’s risk of not meeting this continued listing standard.

The purpose of the reverse stock split is to increase the per share trading value of the Company’s common stock. The Board intends to effect the proposed reverse stock split only if it believes that a decrease in the number of shares outstanding is likely to improve the trading price for the Company’s common stock, and only if the implementation of a reverse stock split is determined by the Board to be in the best interests of the Company and its stockholders. The Board may exercise its discretion not to implement a reverse stock split.

The Company believes that a number of institutional investors and investment funds are reluctant to invest, and in some cases may be prohibited from investing, in lower-priced stocks and that brokerage firms are reluctant to recommend lower-priced stocks to their clients. By effecting a reverse stock split, the Company believes it may be able to raise its common stock price to a level where the Company’s common stock could be viewed more favorably by potential investors.

Other investors may also be dissuaded from purchasing lower-priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for lower-priced stocks. A higher stock price after a reverse stock split could alleviate this concern.

The combination of lower transaction costs and increased interest from institutional investors and investment funds could have the effect of improving the trading liquidity of the Company’s common stock.

Certain Risk Associated with the Reverse Stock Split

Before voting on this Proposal 2, you should consider the following risks associated with the implementation of the reverse stock split.

•	While the Board believes that a higher stock price may help generate investor interest, there can be no assurance that the reverse stock split will result in any particular price for the Company’s common stock or result in a per share price that will attract institutional investors or investment funds or that such share price will satisfy the investing guidelines of institutional investors or investment funds. As a result, the trading liquidity of the Company’s common stock may not necessarily improve.

•	There can be no assurance that the market price per new share of the Company’s common stock after a reverse stock split will remain unchanged or increase in proportion to the reduction in the number of old shares of the Company’s common stock outstanding before the reverse stock split. The Company completed prior reverse splits in October 2023 and February 2024, after which the trading price of the Company’s common stock fell significantly. Accordingly, the total market capitalization of the Company’s common stock after the reverse stock split may be lower than the total market capitalization before the reverse stock split. Moreover, in the future, the market price of the Company’s common stock following the reverse stock split may not exceed or remain higher than the market price prior to the reverse stock split.

•	Although we expect that the reverse stock split will result in an increase in the market price of our common stock, we cannot assure you that the reverse stock split, if implemented, will increase the market price of our common stock in proportion to the reduction in the number of shares of common stock outstanding or result in a permanent increase in the market price. The effect the reverse stock split may have upon the market price of our common stock cannot be predicted with any certainty, and the history of similar reverse stock splits for companies in similar circumstances to ours is varied. If the reverse stock split is effected and the market price of the Company’s common stock declines, the percentage decline may be greater than would occur in the absence of a reverse stock split. The market price of the Company’s common stock will, however, also be based on performance and other factors, which are unrelated to the number of shares outstanding. Furthermore, the liquidity of the Company’s common stock could be adversely affected by the reduced number of shares that would be outstanding after the reverse stock split.

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•	The reverse stock split may result in some stockholders owing “odd lots” of less than 100 shares of our common stock on a post-split basis. These odd lots may be more difficult to sell, or require greater transaction costs per share to sell, than shares in “round lots” of even multiples of 100 shares.

•

We have outstanding warrants to purchase 14,588,065 shares of common stock at exercise prices ranging from $0.9059 to $1.8646 per share (the “Adjustable Warrants”) that provide that upon the completion of the reverse stock split the exercise price of warrants will be reduced to the lowest daily volume weighted average price during the five consecutive trading days prior to the date of such reverse stock split and the five consecutive trading days after the date of such reverse stock split (assuming such price is less than the exercise price then in effect), and the number of warrant shares issuable shall be increased such that the aggregate exercise price payable thereunder, after taking into account the decrease in the exercise price, shall be equal to the aggregate exercise price on the date of issuance. In addition, we have outstanding warrants to purchase 82,860 shares of common stock at an exercise price of $61.605 (the “Fixed Warrants”) that provide upon the completion of the reverse stock split the exercise price of warrants will be reduced to the lowest daily volume weighted average price during the five consecutive trading days after the date of such reverse stock split (assuming such price is less than the exercise price then in effect); however, the number of warrant shares issuable will adjust in proportion to the reverse split. If we complete a reverse stock split, this provision will likely result in the post-split exercise price of the Adjustable Warrants and Fixed Warrants being reduced and the number of shares of common stock underlying the Adjustable Warrants being significantly increased. By approving this Reverse Stock Split Proposal, our shareholders are approving the foregoing adjustment to the extent not previously approved at our January 12, 2024 special meeting of shareholders as required by Nasdaq Listing Rule 5635(d).

In addition, we have 19,880 shares of Preferred Stock outstanding that are currently convertible into 14,947,424 shares of common stock at a conversion price of $1.33 per share (the “Conversion Price”). The formula for such conversion is based on the stated value of the Preferred Stock of $1,000 per share multiplied by the outstanding number of shares of Preferred Stock divided by the Conversion Price. Pursuant to the terms of the Preferred Stock, upon the completion of the reverse stock split the Conversion Price will be reduced to the lowest daily volume weighted average price, subject to the Floor Price as further described in the Nasdaq Proposal below, during the five consecutive trading days commencing on the date of such reverse stock split (assuming such price is less than the Conversion Price then in effect). This will have the effect of potentially increasing the number of shares of common stock underlying the Preferred Stock as a proportion of our outstanding shares.

Determination of Ratio

The ratio of the reverse stock split, if approved and implemented, will be a ratio of between 1-for-10 to 1-for-40 (or any whole number in between), as determined by the Board in its sole discretion, prior to the one-year anniversary of this Annual Meeting. Even if approved, the Board will have discretion to delay or not to implement the reverse stock split.

In determining the reverse stock split ratio, our Board will consider numerous factors, including:

•	the historical and projected performance of our common stock;

•	general economic and other related conditions prevailing in our industry and in the marketplace;

•	the projected impact of the selected reverse stock split ratio on trading liquidity in our common stock;

•	our capitalization (including the number of shares of our common stock issued and outstanding);

•	the prevailing trading price for our common stock and the volume level thereof; and

•	potential devaluation of our market capitalization as a result of a reverse stock split.

The purpose of asking for authorization to amend the Second Amended and Restated Certificate of Incorporation to implement the reverse stock split at a ratio to be determined by the Board, as opposed to a ratio fixed in advance, is to give our Board the flexibility to take into account then-current market conditions and changes in price of our common stock and to respond to other developments that may be deemed relevant when considering the appropriate ratio.

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Board Discretion to Implement the Reverse Stock Split

If the reverse stock split is approved by the Company’s stockholders, it will be effected, if at all, only upon a determination by the Board that a reverse stock split (at a ratio determined by the Board as described above) is in the best interests of the Company and the stockholders. The Board’s determination as to whether the reverse stock split will be effected and, if so, at what ratio, will be based upon certain factors, including existing and expected marketability and liquidity of the Company’s common stock, prevailing market conditions and the likely effect on the market price of the Company’s common stock. If the Board determines to effect the reverse stock split, the Board will consider various factors in selecting the ratio including the overall market conditions at the time and the recent trading history of the common stock.

Principal Effects of the Reverse Stock Split

A reverse stock split refers to a reduction in the number of outstanding shares of a class of a corporation’s capital stock, which may be accomplished, as in this case, by reclassifying and combining all of our outstanding shares of common stock into a proportionately smaller number of shares. For example, if our Board decides to implement a 1-for-10 reverse stock split of our common stock, then a stockholder holding 10,000 shares of our common stock before the reverse stock split would instead hold 1,000 shares of our common stock immediately after the reverse stock split. The reverse stock split will affect all of our stockholders uniformly and will not affect any stockholder’s percentage ownership interests in our company or proportionate voting power, except for minor adjustments due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares. No fractional shares will be issued in connection with the reverse stock split. Instead, we will issue one full share of the post-reverse stock split common stock to any stockholder who would have been entitled to receive a fractional share as a result of the process.

The principal effect of the reverse stock split will be that (i) the number of shares of common stock issued and outstanding will be reduced to a number of shares between and including one-tenth to one-fortieth that amount, as the case may be based on the ratio for the reverse stock split as determined by our Board, and (ii) all outstanding options and warrants (other than the Adjustable Warrants described above) entitling the holders thereof to purchase shares of common stock will enable such holders to purchase, upon exercise of their options or warrants (other than the Adjustable Warrants described above), as applicable, between and including one-tenth to one- fortieth of the number of shares of common stock which such holders would have been able to purchase upon exercise of their options or warrants (other than the Adjustable Warrants described above), as applicable, immediately preceding the reverse stock split at an exercise price equal to between and including 10 to 40 times the exercise price specified before the reverse stock split, resulting in essentially the same aggregate price being required to be paid therefor upon exercise thereof immediately preceding the reverse stock split, as the case may be based on the ratio for the reverse stock split as determined by our Board. Other awards under our 2021 Stock Plan would be subject to proportionate adjustments.

The following table, which is for illustrative purposes only, illustrates the effects of the reverse stock split at certain exchange ratios within the foregoing range, without giving effect to any adjustments for fractional shares of common stock, on our outstanding shares of common stock and authorized shares of capital stock as of April 2, 2024.

	Before Reverse Stock Split	After Reverse Stock Split
		1-for-10	1-for-20	1-for-30	1-for-40
Common Stock Authorized	250,000,000	250,000,000	250,000,000	250,000,000	250,000,000
Preferred Stock Authorized	5,000,000	5,000,000	5,000,000	5,000,000	5,000,000
Common Stock Issued and Outstanding	20,648,955	2,064,896	1,032,448	688,299	516,224
Common Stock Issuable for Series A Convertible Preferred Stock (1)	14,947,424	1,494,742	747,371	498,247	373,686
Common Stock Underlying Options and Warrants (2)	14,731,602	1,473,160	736,580	491,053	368,290
Common Stock Available for Grant under 2021 Stock Plan	13,519	1,352	676	451	338
Common Stock Authorized and Unreserved	199,658,500	244,965,850	247,482,925	248,321,950	248,741,463

(1) Assumes conversion of all outstanding Series A Convertible Preferred Stock as of the record date. The number of shares in the table above, does not take into account any adjustments that may occur after the completion of the reverse stock split due to the Conversion Price of the Preferred Stock as described in the section “Certain Risk Associated with the Reverse Stock Split” above.

(2) The number of shares in the table above, does not take into account any adjustments that may occur after the completion of the reverse stock split in the Adjustable Warrants outstanding as described in the section “Certain Risk Associated with the Reverse Stock Split” above.

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The Reverse Split Amendment will not change the terms of our common stock. The shares of new common stock will have the same voting rights and rights to dividends and distributions and will be identical in all other respects to the common stock now authorized. The common stock issued pursuant to the reverse stock split will remain fully paid and non-assessable. The reverse stock split is not intended as, and will not have the effect of, a “going private transaction” covered by Rule 13e-3 under the Exchange Act. We will continue to be subject to the periodic reporting requirements of the Exchange Act.

Accounting Matters

The reverse stock split will not affect the par value of our common stock. As a result, on the effective date of the reverse stock split, the stated capital on our balance sheet attributable to the common stock will be reduced to between and including one-tenth to one fortieth of its present amount, as the case may be based on the ratio for the reverse stock split as determined by our Board, and the additional paid-in capital account shall be credited with the amount by which the stated capital is reduced. Our per share net loss will be retroactively increased for each period because there will be fewer shares of our common stock outstanding.

Effect on Authorized by Unissued Shares

The reverse stock split will have the effect of significantly increasing the number of authorized but unissued shares of common stock. The number of authorized shares of common stock will not be decreased and will remain at 250,000,000. Because the number of outstanding shares will be reduced as a result of the reverse stock split, the number of shares available for issuance will be increased. See the table above under the section titled “Principal Effects of the Reverse Stock Split” that shows the number of unreserved shares of common stock that would be available for issuance at various reverse stock split ratios.

Potential Anti-Takeover and Dilutive Effects

The purpose of the reverse stock split is not to establish any barriers to a change of control or acquisition of the Company. However, because the number of authorized shares of common stock will remain at 250,000,000, this proposal, if adopted and implemented, will result in a relative increase in the number of authorized but unissued shares of our common stock as compared to the outstanding shares of our common stock and could, under certain circumstances, have an anti-takeover effect. Shares of common stock that are authorized but unissued provide our Board with flexibility to effect, among other transactions, public or private financings, mergers, acquisitions, stock dividends, stock splits and the granting of equity incentive awards. However, these authorized but unissued shares may also be used by our Board, consistent with and subject to its fiduciary duties, to deter future attempts to gain control of us or make such actions more expensive and less desirable. After implementation of the proposed Reverse Split Amendment, our Board will continue to have authority to issue additional shares from time to time without delay or further action by the stockholders except as may be required by applicable law or the NASDAQ listing standards, assuming the Company remains listed on NASDAQ. Our Board is not aware of any attempt to take control of our business and has not considered the reverse stock split to be a tool to be utilized as a type of anti-takeover device. We currently have no plans, proposals or arrangements to issue any shares of common stock that would become newly available for issuance as a result of the reverse stock split.

In addition, if we do issue additional shares of our common stock, the issuance could have a dilutive effect on earnings per share and the book or market value of the outstanding common stock, depending on the circumstances, and would likely dilute a stockholder’s percentage voting power in the Company. Holders of common stock are not entitled to preemptive rights or other protections against dilution. Our Board intends to take these factors into account before authorizing any new issuance of shares.

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Procedure for Effecting the Reverse Stock Split and Exchange of Stock Certificates

If the Proposal 2 is approved by our stockholders, the reverse stock split would become effective at such time prior to the one-year anniversary of this Annual Meeting as it is deemed by our Board to be in the best interests of the Company and its stockholders and we file the Reverse Split Amendment to our Second Amended and Restated Certificate of Incorporation with the Secretary of State of the State of Delaware. Even if Proposal 2 is approved by our stockholders, our Board has discretion not to carry out or to delay in carrying out the reverse stock split. Upon the filing of the Reverse Split Amendment, all the old common stock will be converted into new common stock as set forth in the Reverse Split Amendment.

As soon as practicable after the Effective Date of the reverse stock split, stockholders will be notified that the reverse stock split has been effected. If you hold shares of common stock in a book-entry form, you will receive a transmittal letter from our transfer agent as soon as practicable after the Effective Date of the reverse stock split with instructions on how to exchange your shares. After you submit your completed transmittal letter, a transaction statement will be sent to your address of record as soon as practicable after the Effective Date of the reverse stock split indicating the number of post-reverse stock split shares of common stock you hold.

After the Effective Date, the Company’s common stock will each have new committee on uniform securities identification procedures (“CUSIP”) numbers, which is a number used to identify the Company’s equity securities, and stock certificates with the older CUSIP numbers will need to be exchanged for stock certificates with the new CUSIP numbers by following the procedures described above.

After the Effective Date, the Company will continue to be subject to periodic reporting and other requirements of the Exchange Act. We anticipate that the Company’s Common Stock will continue to be reported on the NASDAQ Stock Market under the symbol “VLCN.”

Beginning on the Effective Date of the reverse stock split, each book-entry notation evidencing pre-split shares will be deemed for all corporate purposes to evidence ownership of post-split shares.

Fractional Shares

No fractional shares will be issued in connection with the reverse stock split. Instead, we will issue one full share of the post-reverse stock split common stock to any stockholder who would have been entitled to receive a fractional share as a result of the process. Each common stockholder will hold the same percentage of the outstanding common stock immediately following the reverse stock split as that stockholder did immediately prior to the reverse stock split, except for minor adjustment due to the additional net share fraction that will need to be issued as a result of the treatment of fractional shares.

No Dissenter’s Rights

Under the Delaware General Corporation Law, our stockholders are not entitled to dissenter’s rights with respect to the reverse stock split or the corresponding Share Increase Amendment to our Second Amended and Restated Certificate of Incorporation to effect the reverse stock split and we will not independently provide our stockholders with any such right.

U.S. Federal Income Tax Consequences of the Reverse Stock Split

The following is a summary of important certain material U.S. federal income tax consequences of the reverse stock split to the holders of our common stock. It addresses only stockholders who hold our common stock as capital assets. It does not purport to be complete, does not address all aspects of U.S. federal income taxation that may be relevant to holders in light of their particular circumstances, does not address U.S. federal estate or gift taxes, the alternative minimum tax or the Medicare tax on investment income and does not address stockholders subject to special rules, including without limitation financial institutions, tax-exempt organizations, insurance companies, dealers in securities, foreign stockholders, stockholders who hold their pre-reverse stock split shares as part of a straddle, hedge or conversion transaction, and stockholders who acquired their pre-reverse stock split shares pursuant to the exercise of employee stock options or otherwise as compensation. In addition, this summary does not consider or discuss the tax treatment of partnerships or other pass-through entities or persons that hold our shares through such entities.

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This summary is based on the Internal Revenue Code of 1986, as amended (the “Code”), regulations, rulings, and decisions in effect on the date hereof, all of which are subject to change (possibly with retroactive effect) and to differing interpretations. It does not address tax considerations under state, local, foreign and other laws. This summary is for general information purposes only, and the tax treatment of a stockholder may vary depending upon the particular facts and circumstances of such stockholder. Each stockholder is urged to consult with such stockholder’s own tax advisor with respect to the tax consequences of the reverse stock split.

The reverse stock split is intended to constitute a “recapitalization” within the meaning of Section 368(a)(1)(E) of the Code for U.S. federal income tax purposes. Assuming that such treatment is correct, the reverse stock split generally will not result in the recognition of gain or loss for U.S. federal income tax purposes, except potentially with respect to any additional fractions of a share of our common stock received as a result of the rounding up of any fractional shares that otherwise would be issued, as discussed below. Subject to the following discussion regarding a stockholder’s receipt of a whole share of our common stock in lieu of a fractional share, the adjusted basis of the new shares of common stock will be the same as the adjusted basis of the common stock exchanged for such new shares. The holding period of the new, post-reverse stock split shares of the common stock resulting from implementation of the reverse stock split will include the stockholder’s respective holding periods for the pre-reverse stock split shares. Stockholders who acquired their shares of our common stock on different dates or at different prices should consult their tax advisors regarding the allocation of the tax basis of such shares. Additional information about the effects of the reverse stock split on the basis of holders of our common stock will be included in Internal Revenue Service Form 8937, Report of Organizational Actions Affecting Basis of Securities, which we will post to our website on or before the 45th day following the effective date of the reverse stock split, if effected.

As described above in “Fractional Shares,” no fractional shares of our common stock will be issued as a result of the reverse stock split. Instead, we will issue one (1) full share of the post-reverse stock split common stock to any stockholder who would have been entitled to receive a fractional share as a result of the process. The U.S. federal income tax consequences of the receipt of such additional fraction of a share of our common stock are not clear. A stockholder who receives one (1) whole share of our common stock in lieu of a fractional share may recognize income or gain in an amount not to exceed the excess of the fair market value of such share over the fair market value of the fractional share to which such stockholder was otherwise entitled. We are not making any representation as to whether the receipt of one (1) whole share in lieu of a fractional share will result in income or gain to any stockholder, and stockholders are urged to consult their own tax advisors as to the possible tax consequences of receiving a whole share in lieu of a fractional share in the reverse stock split.

We have not sought, and will not seek, any ruling from the Internal Revenue Service or an opinion of tax counsel with respect to the matters discussed herein. The foregoing views are not binding on the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts will accept the positions expressed above. The state and local tax consequences of a reverse stock split may vary significantly as to each holder of our common stock, depending upon the state in which such holder resides or does business. Accordingly, each stockholder should consult with his or her own tax advisor with respect to all of the potential tax consequences to him or her of the reverse stock split.

Vote Required and Recommendation of the Board of Directors

To approve Proposal 2 at the Annual Meeting the votes cast for the proposal must exceed the votes cast against the proposal. Abstentions and broker non-votes will have no effect on the outcome of this proposal. The Board recommends that stockholders vote FOR the approval of the amendment to our Second Amended and Restated Certificate of Incorporation to effect a reverse stock split of our outstanding shares of common stock at a reverse stock split ratio of between 1-for-10 to 1-for-40 (or any whole number in between), as determined by the Board of Directors in its sole discretion, prior to the one-year anniversary of this Special Meeting.

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PROPOSAL 3: NASDAQ PROPOSAL

General

On March 3, 2024, we entered into exchange agreements with the holders of all of our senior convertible notes (the “Notes”), pursuant to which the holders agreed to exchange approximately $24.68 million aggregate principal amount of Notes for shares of the Company’s Series A Convertible Preferred Stock (the “Preferred Stock”). Upon the consummation of the exchange, the Notes were no longer outstanding and the Company removed substantially all of the debt from its balance sheet.

The Note holders received one share of Preferred Stock for every $1,000 in principal amount of Notes. The Preferred Stock does not require the payment of any dividends, does not include any operational covenants, and we are not required to redeem the Preferred Stock, except upon a change of control transaction.

Terms of the Preferred Stock

The Preferred Stock is convertible into Company common stock at an initial conversion price of $1.33 per share (“Conversion Price”); provided that (i) subject to certain exemptions, if we sell or issues any common stock or convertible security at an effective price per share less than the Conversion Price, the Conversion Price will be reduced to an amount equal to the price of such issuance (the "Anti-Dilution Adjustment Provisions"); and (ii) if at any time the date of issuance there occurs any share split, share dividend, share combination, recapitalization or other similar transaction involving the Company’s common stock (such as the reverse stock split discussed in Proposal 2) and the lowest daily volume weighted average price during the five consecutive trading days after the date of such event is less than the Conversion Price then in effect, then the Conversion Price shall be reduced to the lowest daily volume weighted average price during such period (the "Share Combination Adjustment Provisions"); provided further that any adjustments to the Conversion Price are subject to a floor price of $0.98 per share prior to the receipt of Shareholder Approval (discussed below) and $0.50 per share after receipt of Stockholders Approval.

We are required to hold a meeting of shareholders of the Company soliciting the affirmative vote at the meeting for, among other items, the removal of the floor price (the “Shareholder Approval”). This Nasdaq Proposal is being submitted to our shareholders in compliance with this requirement.

The Preferred Stock is to receive dividends (on an as-if-converted-to-common stock basis) at such time and in the same form as dividends actually paid on shares of the Company’s common stock when, as and if such dividends are paid on shares of the Company’s common stock.

Subject to the beneficial ownership provisions discussed below, each holder of Preferred Stock is entitled to cast the number of votes equal to the number of whole shares of Company common stock into which the shares of Preferred Stock held by such holder are convertible. Notwithstanding the foregoing, the holders of the Preferred Stock will not be permitted to vote for this Nasdaq Proposal.

Upon any liquidation, dissolution or winding-up of the Company, the holders of the Preferred Stock are entitled to receive out of the assets, whether capital or surplus, of the Company available to shareholders, an amount equal to the greater of: (i) $1,000 per share of Preferred Stock then held, or (ii) the amount the holders would have received had the holders fully converted the Preferred Stock to Company common stock, in each case, before any distribution or payment shall be made to the holders of the Company’s common stock.

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Purpose of the Nasdaq Proposal

Our common stock is listed on The Nasdaq Capital Market. Nasdaq Listing Rule 5635(d) requires stockholder approval of transactions other than public offerings of greater than 20% of the outstanding common stock of the issuer at a price that is less than the lower of: (i) the Nasdaq Official Closing Price (as reflected on Nasdaq.com) immediately preceding the signing of the binding agreement; or (ii) the average Nasdaq Official Closing Price of the common stock (as reflected on Nasdaq.com) for the five trading days immediately preceding the signing of the binding agreement (the “Minimum Price”).

Although the Conversion Price was higher than the Minimum Price at the time of issuance of the Preferred Stock, the Anti-Dilution Adjustment Provisions and Share Combination Adjustment Provisions have the ability to reduce the Conversion Price in the future below the Minimum Price that existed at the time of the issuance, subject only to a fixed floor price of $0.50.

In order to permit the Conversion Price to be reduced below the Minimum Price at the time of issuance of the Preferred Stock and to allow the issuance of the shares of Company common stock upon conversion of the Preferred Stock in excess of 20% of our outstanding common stock at the time of the issuance of the Preferred Stock, we are seeking shareholder approval of this Nasdaq Proposal which will remove the current floor price of $0.98 and establish a new floor price of $0.50 and will allow the issuance of shares of Company common stock upon conversion of the Preferred Stock in excess of 20% of our outstanding common stock at the time of the issuance of the Preferred Stock.

Potential Consequences if the Nasdaq Proposal is Not Approved

The Board is not seeking the approval of our stockholders to authorize our issuance of the Preferred Stock, as the issuance has already been completed. We are only asking for approval to allow the adjustment to the floor price as discussed above and to allow the issuance of shares of Company common stock upon conversion of the Preferred Stock in excess of 20% of our outstanding common stock at the time of the issuance of the Preferred Stock.

We agreed in the exchange agreement to hold a meeting of stockholders at the earliest practicable date, but in no event later than 90 days after March 3, 2024, for the purpose of obtaining approval of this Nasdaq Proposal, with the recommendation of our Board of Directors that such proposal be approved. If we do not obtain approval of this Nasdaq Proposal at this Annual Meeting, we are required to call a new meeting every 90 days to seek approval of this Nasdaq Proposal until we receive approval of this Nasdaq Proposal. As such, the failure of our stockholders to approve this Nasdaq Proposal will mean that we may incur substantially costs and expenses in the future in connection with calling additional meetings every 90 days for the life of the Preferred Stock. The costs and expenses associated with seeking such approval could adversely impact our ability to fund our operations.

Potential Adverse Effects of the Approval of the Nasdaq Proposal

If this Nasdaq Proposal is approved, existing stockholders may suffer additional dilution in their ownership interests in the future as a result of the potential issuance of shares of common stock upon conversion of the Preferred Stock at a lower Conversion Price than would exist if this proposal was not approved, particularly if we are required to issue shares in future offerings that would cause an adjustment to the Conversion Price under the Anti-Dilution Adjustment Provisions or if we complete a reverse stock split that causes an adjustment to the Conversion Price under the Share Combination Adjustment Provisions.

Assuming the Preferred Stock is converted in the future at the floor price that would exist if this Nasdaq Proposal is approved, we would issue 39,760,141 shares of our common stock. The sale into the public market of the shares also could materially and adversely affect the market price of our common stock.

Vote Required and Recommendation of the Board of Directors

The approval of the Nasdaq Proposal requires the affirmative vote of the holders of at least the majority of the voting power of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal. The Board recommends that stockholders vote FOR, for purposes of complying with Nasdaq Listing Rule 5635(d), the approval of the Nasdaq Proposal.

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PROPOSAL 4: RATIFICATION OF THE APPOINTMENT OF Malone Bailey, LLP

as the company’s Independent registered public accounting firm for the fiscal year ending December 31, 2024

Stockholders will also be asked to ratify the Audit Committee’s appointment of MaloneBailey, LLP to audit the books and accounts of the Company for the fiscal year ended December 31, 2024. MaloneBailey, LLP has served as the Company’s independent registered public accounting firm since 2021.

A representative of MaloneBailey, LLP is expected to be present virtually at the Annual Meeting, will have an opportunity to make a statement if he or she desires to do so, and will be available to respond to appropriate questions.

Because your vote is advisory, it will not be binding upon the Audit Committee, overrule any decision made by the Audit Committee, or create or imply any additional fiduciary duty by the Audit Committee. The Audit Committee may, however, take into account the outcome of the vote when considering future auditor appointments.

Audit Fees and Services

The following table shows the fees paid or accrued by the Company for the audit and other services provided by MaloneBailey, LLP during fiscal years 2023 and 2022:

MaloneBailey, LLP	2023	2022
Audit Fees	$233,625	$188,750
Audit-Related Fees	–	–
Tax Fees	–	–
All Other Fees	123,600	50,000
Total	$357,225	$238,750

Audit Fees incurred in fiscal years 2023 and 2022 include fees related to professional services for the audit of the Company’s annual consolidated financial statements, quarterly review of financial statements, and audit services provided in connection with other statutory and regulatory filings. Audit-Related Fees incurred in fiscal year 2023 and 2022 include agreed upon procedures for attestation services. All Other Fees are fees billed in conjunction with our public offerings of common stock and our convertible notes offering. The Audit Committee has reviewed summaries of the services provided and the related fees and has determined that the provision of non-audit services is compatible with maintaining the independence of MaloneBailey, LLP.

Audit Committee Pre-Approval Policies and Procedures

The Audit Committee’s policy is to pre-approve all audit and permitted non-audit services, except that de minimis non-audit services, as defined in Section 10A(i)(1) of the Exchange Act, may be approved prior to the completion of the independent auditor’s audit. All of the services described above since our initial public offering in October 2021 were pre-approved by the Audit Committee.

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Report of the Audit Committee

The Audit Committee has (i) reviewed and discussed our consolidated audited financial statements for fiscal year ended December 31, 2023 with our management; (ii) discussed with MaloneBailey, LLP, our independent registered public accounting firm, all matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC; and (iii) received the written disclosures and the letter from MaloneBailey, LLP required by applicable requirements of the PCAOB regarding MaloneBailey, LLP’s communications with the Audit Committee concerning independence, and discussed with MaloneBailey, LLP its independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board that our consolidated audited financial statements for the year ended December 31, 2023 be included in our Annual Report on Form 10-K for the year ended December 31, 2023.

Audit Committee

By:	Karin-Joyce Tjon, Chair
Jonathan Foster

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 5 requires the affirmative vote of the holders of at least the majority of the voting power of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal. The Board recommends that stockholders vote FOR, the ratification of the appointment of MaloneBailey, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024.

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PROPOSAL 5: APPROVAL OF AN ADJOURNMENT OF THE ANNUAL MEETING, IF NECESSARY, TO SOLICIT ADDITIONAL PROXIES IF THERE ARE NOT SUFFICIENT VOTES IN FAVOR OF THE ABOVE PROPOSALS

Overview

If the Annual Meeting is convened and a quorum is present, but there are not sufficient votes to approve any of the foregoing proposals, one or more of our proxy holders may move to adjourn the Annual Meeting at that time in order to enable our Board to solicit additional proxies.

In this proposal, we are asking our stockholders to authorize one or more of our proxy holders to adjourn the Annual Meeting to another time and place, if necessary, to solicit additional proxies in the event that there are not sufficient votes to approve any of the above proposals. If our stockholders approve this proposal, one or more of our proxy holders can adjourn the Annual Meeting and any adjourned session of the Annual Meeting to allow for additional time to solicit additional proxies, including the solicitation of proxies from our stockholders that have previously voted. Among other things, approval of this proposal could mean that, even if we had received proxies representing a sufficient number of votes to defeat any of the above proposals, we could adjourn the Annual Meeting without a vote on such proposals and seek to convince our stockholders to change their votes in favor of such proposals.

If it is necessary to adjourn the Annual Meeting, no notice of the adjourned meeting is required to be given to our stockholders, other than an announcement at the Annual Meeting of the time and place to which the Annual Meeting is adjourned, so long as the meeting is adjourned for 30 days or less and no new record date is fixed for the adjourned meeting. At the adjourned meeting, we may transact any business which might have been transacted at the original meeting.

Vote Required and Recommendation of the Board of Directors

The approval of Proposal 6 requires the affirmative vote of the holders of at least the majority of the voting power of the votes cast (excluding abstentions and broker non-votes) at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal. The Board recommends that stockholders vote FOR, the Adjournment Proposal.

38

Annual Report to Stockholders

Our 2023 Annual Report has been made available to stockholders and is posted on our website www.volcon.com under “Investors—SEC Filings.”

Additional copies of the 2023 Annual Report may be obtained without charge upon written request to Investor Relations, Volcon, Inc., 3121 Eagles Nest St. Suite 120, Round Rock, Texas 78665.

The 2023 Annual Report shall not be deemed incorporated by reference in any filing under the Securities Act or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing (except to the extent that we specifically incorporate this information by reference) and shall not otherwise be deemed “soliciting material” or “filed” with the SEC or subject to Regulation 14A or 14C, or to the liabilities of Section 18 of the Exchange Act (except to the extent that we specifically request that this information be treated as soliciting material or specifically incorporate this information by reference).

Stockholder Proposals and Director nominations for the 2025 Annual Meeting

Stockholder Proposals

Business must be properly brought before an annual meeting in order to be considered by stockholders. Any stockholder desiring to present a proposal pursuant to Rule 14a-8 of the Exchange Act to be included in the definitive proxy statement and voted on by the stockholders at the 2025Annual Meeting of stockholders must submit a written proposal, including all supporting information, to the Company at its principal executive offices no later than December ___, 2024, which is 120 days prior to the anniversary date that we released this Proxy Statement to our stockholders for the Annual Meeting, and must meet all other requirements for inclusion in the proxy statement.

As provided in our Bylaws, if a stockholder intends to present a proposal for new business to be considered at the 2024 Annual Meeting of stockholders but does not seek inclusion of the proposal in the Company’s proxy statement for that meeting, then such proposal, including all supporting information, must be delivered to and received by the Company at our principal executive offices no earlier than January 17, 2025, which is 120 days prior to the one-year (1) anniversary of this year’s Annual Meeting, and no later than February 16, 2025, which 90 days prior to the one-year (1) anniversary of this year’s Annual Meeting.

Director Nominations

The Company’s Bylaws govern the submission of nominations for directors that a stockholder wishes to have considered at a meeting of stockholders, but that are not included in the Company’s proxy materials. To nominate a director under our Bylaws, stockholders must submit a written proposal, including all supporting information, to the Company at its principal executive offices not less than 90 nor more than 120 days prior to the one-year anniversary date of the Company’s annual meeting of stockholders for the preceding year, the notice must contain the information required by our Bylaws, and the stockholder must be entitled to vote and comply with other applicable requirements set forth in our Bylaws. Accordingly, we must receive notice of director nominations proposed by stockholders pursuant to our Bylaws for the 2025 Annual Meeting of Stockholders no earlier than January 17, 2025, and no later than February 16, 2025.

In addition to satisfying the foregoing requirements under our Bylaws, stockholders who intend to solicit proxies in support of director nominees other than our nominees must comply with the additional requirements of Rule 14a-19(b) under the Exchange Act to comply with the universal proxy rules. The requirements under the universal proxy rules are in addition to the applicable procedural requirements under our Bylaws described above.

39

Other Business

As of the date of this Proxy Statement, management does not know of any other matters that will be brought before the Annual Meeting requiring action of the stockholders. However, if any other matters requiring the vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the enclosed form of proxy to vote the proxies in accordance with the discretion of management. The persons designated as proxies will also have the right to approve any and all adjournments of the Annual Meeting for any reason.

Stockholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers, banks and other nominees) to implement a delivery procedure called “householding.” Under this procedure, multiple stockholders who reside at the same address may receive a single copy of the Proxy Statement, the 2023 Annual Report and other proxy materials, unless the affected stockholder has provided contrary instructions. This procedure reduces printing costs and postage fees.

Under applicable law, if you consented or were deemed to have consented, your broker, bank or other intermediary may send only one copy of the Proxy Statement, the 2023 Annual Report, and other proxy materials to your address for all residents that own shares of the Company’s common stock in street name. If you wish to revoke your consent to householding, you must contact your broker, bank or other intermediary. If you are receiving multiple copies of the Proxy Statement, the 2023 Annual Report, and other proxy materials, you may be able to request householding by contacting your broker, bank or other intermediary. Upon written or oral request, we will promptly deliver a separate set of the Proxy Statement, the 2023 Annual Report or other proxy materials to any beneficial owner at a shared address to which a single copy of any of those documents was delivered. If you wish to request copies free of charge of the Proxy Statement, the 2023 Annual Report or other proxy materials, please send your request to Investor Relations, Volcon, Inc., 3121 Eagles Nest St., Suite 120, Round Rock, Texas 78665 or call the Company with your request at (512) 400-4271.

By Order of the Board of Directors,

/s/ Christian Okonsky

Chairman of the Board

April __, 2024

40

Appendix A

FORM OF CERTIFICATE OF AMENDMENT

TO THE
AMENDED AND RESTATED CERTIFICATE OF INCORPORATION
OF
VOLCON, INC.

Volcon, Inc., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”) for the purpose of amending its Amended and Restated Certificate of Incorporation in accordance with the General Corporation Law of the State of Delaware, does hereby make and execute this Certificate of Amendment to the Second Amended and Restated Certificate of Incorporation, as amended, and does hereby certify that:

1. The Board of Directors of the Corporation (the “Board”), acting in accordance with the provisions of Sections 141 and 242 of the General Corporation Law of the State of Delaware, adopted resolutions amending Article IV, subsection 4.1 of its Amended and Restated Certificate of Incorporation (the “Certificate of Incorporation”), so that effective upon the effective time of this Certificate of Amendment to the Certificate of Incorporation with the Secretary of State of the State of Delaware, every [●](1) shares of the Corporation’s common stock, par value $0.00001 per share (hereinafter the “Common Stock”), issued and outstanding shall, automatically and without any action on the part of the respective holders thereof, be combined and converted into one share of Common Stock without increasing or decreasing the par value of each share of Common Stock (the “Reverse Stock Split”) and without increasing or decreasing the authorized number of shares of Common Stock (which shall be Two Hundred Fifty Million (250,000,000) shares of Common Stock, par value $0.00001 per share, authorized) or the Corporation’s preferred stock (which shall be Five Million (5,000,000) shares of preferred stock, par value $0.00001 per share, authorized (hereinafter the “Preferred Stock”)); provided, however, no fractional shares of Common Stock shall be issued in connection with the Reverse Stock Split, and instead, the Corporation shall issue one full share of post-Reverse Stock Split Common Stock to any stockholder who would have been entitled to receive a fractional share of Common Stock as a result of the Reverse Stock Split. The Reverse Stock Split shall occur whether or not the certificates representing such shares of Common Stock are surrendered to the Corporation or its transfer agent.

2. Thereafter, pursuant to a resolution of the Board, a meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the General Corporation Law of the State of Delaware at which meeting the necessary number of shares as required by statute were voted in favor of the foregoing amendment.

3. The foregoing amendment has been duly adopted by the stockholders of the Corporation in accordance with the provisions of Section 242 of the General Corporation law of the State of Delaware.

4. This amendment shall be effective as of 4:01 p.m., Eastern Time, on [●].

IN WITNESS WHEREOF, I have signed this Certificate this [●] day of [●].

VOLCON, INC.

By:
Name: John Kim
Title: Chief Executive Officer

(1) The Board of Directors will determine the reverse split ratio in its sole discretion. The ratio will be one of the following: between 1-for-10 to 1-for-40 (or any whole number in between), as determined by the Board.

A-1

VOLCON EPOWERSPORTS VOTE

C123456789

000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext
000000000.000000 ext 000000000.000000 ext

ENDORSEMENT_LINE______________ SACKPACK_____________

000001

MR A SAMPLE
DESIGNATION (IF ANY)
ADD 1
ADD 2
ADD 3
ADD 4
ADD 5
ADD 6

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

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Go to **www.envisionreports.com/VLCN** or scan the QR code — login details are located in the shaded bar below.

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Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

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Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. ☒

2024 Annual Meeting Proxy Card

1234 5678 9012 345

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 – 5.

1. Election of Directors:

Nominee	For	Withhold
01 - Jonathan Foster	☐	☐
02 - Christian Okonsky	☐	☐
03 - John Kim	☐	☐
04 - Karin-Joyce Tjon	☐	☐

B Authorized Signatures — This section must be completed for your vote to count. Please date and sign below.

Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title.

Date (mm/dd/yyyy) – Please print date below.	Signature 1 – Please keep signature within the box.	Signature 2 – Please keep signature within the box.
/ /		

C 1234567890 JNT

1 U P X 6 1 3 7 1 2

MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND

03ZJBB

The 2024 Annual Meeting of Shareholders of Volcon, Inc., will be held on
Friday, May 17, 2024 at 10:00 am, CT, virtually via the internet at meetnow.global/MUXHGJK.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders.
The material is available at: www.envisionreports.com/VLCN

Small steps make an impact.
Help the environment by consenting to receive electronic delivery, sign up at www.envisionreports.com/VLCN

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Volcon, Inc.

Notice of 2024 Annual Meeting of Shareholders

Proxy Solicited by Board of Directors for Annual Meeting — May 17, 2024

John Kim and Greg Endo (the "Proxies"), or any of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Shareholders of Volcon, Inc. to be held on May 17, 2024 or at any postponement or adjournment thereof.

Shares represented by this proxy will be voted by the stockholder. If no such directions are indicated, the Proxies will have authority to vote FOR the election of the Board of Directors and FOR items 2-5.

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.